UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01424

AIM Equity Funds (Invesco Equity Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000    Houston, Texas 77046

(Address of principal executive offices)  (Zip code)

Sheri Morris    11 Greenway Plaza, Suite 1000  Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	10/31

Date of reporting period:	10/31/21

ITEM 1.	REPORTS TO STOCKHOLDERS.

(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b) Not Applicable

Annual Report to Shareholders	October 31, 2021

Invesco Charter Fund

Nasdaq:

A: CHTRX ∎ C: CHTCX ∎ R: CHRRX ∎ S: CHRSX ∎ Y: CHTYX ∎ R5: CHTVX ∎ R6: CHFTX

2	Management’s Discussion

2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

7	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Approval of Investment Advisory and Sub-Advisory Contracts

24	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2021, Class A shares of Invesco Charter Fund (the Fund), at net asset value (NAV), underperformed the Russell 1000 Index, the Fund’s style-specific benchmark.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/20 to 10/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	40.10%
Class C Shares	39.00
Class R Shares	39.66
Class S Shares	40.20
Class Y Shares	40.36
Class R5 Shares	40.37
Class R6 Shares	40.49
S&P 500 Index▼ (Broad Market Index)	42.91
Russell 1000 Index▼ (Style-Specific Index)	43.51
Lipper Large-Cap Core Funds Index∎ (Peer Group Index)	40.30

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

US equity markets posted gains in the fourth quarter of 2020, as positive news on corona-virus (COVID-19) vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with employment gains and gross domestic product (GDP) growth down from the third quarter of 2020. However, stocks were buoyed by the US Federal Reserve (the Fed) pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made”1 toward employment and inflation targets.

    US political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at year-end to 1.75%2 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March 2021 saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

    The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that the US GDP grew at a 6.4% annualized rate for the first quarter of 2021.3 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September,3 the Fed declined to raise interest rates at its September Federal Open Market Committee meeting. The US stock market saw continued volatility in August 2021 and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs. In October, investor sentiment improved as many S&P 500 index companies met or exceeded earnings expectations and the index hit new record highs. For the fiscal year, the S&P 500 Index returned 42.91%.4

    During the fiscal year, stock selection in the health care, information technology and utilities sectors were the largest contributors to the Fund’s performance versus the Russell 1000 Index. This was offset by weaker stock selection in the consumer discretionary, communication services and energy sectors.

    The largest individual contributors to the Fund’s performance relative to the Russell 1000 Index during the fiscal year included Applied Materials, Capital One and HCA Healthcare. Applied Materials benefited from a strong fundamental backdrop as there were secular demand drivers for semiconductors that supported earnings. Capital One, whose main businesses include credit cards and consumer banking, benefited as it became more apparent that the US would continue its path to reopening. We exited our holding as of the end of the fiscal year. HCA and hospital operators in general, rebounded as they learned how to operate during the COVID-19 pandemic and saw a decrease in procedures being suspended.

    The largest individual detractors to the Fund’s performance during the fiscal year included a2 Milk, Quidel and Coterra Energy. a2 Milk, which sells milk and dairy products globally, was negatively impacted by falling sales in China, one of its most important sales channels. Quidel, a maker of rapid diagnostic tests, continued to give back some of the substantial gains it experienced at the onset of the pandemic as more of the population became vaccinated and the growth rate of demand for COVID-19 testing decreased. Co-terra Energy, an exploration and production company, sold off in September 2021 after acquiring another company and we exited our position before the share price recovered in October 2021. We also exited our holdings in a2 Milk and Quidel during the fiscal year.

    We continue to maintain our discipline around valuation and focus on companies that we believe have competitive advantages and skilled management teams that are out-executing peers. We believe this disciplined approach is essential to generating attractive long-term performance.

    We thank you for your continued investment in Invesco Charter Fund.

1	Source: US Federal Reserve
2	Source: Bloomberg LP
3	Source: Bureau of Labor Statistics, July 13, 2021
4	Source: Lipper Inc.

Portfolio manager(s):

Manind Govil - Lead

Paul Larson

Benjamin Ram

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2	Invesco Charter Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/11

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3	Invesco Charter Fund

Average Annual Total Returns
As of 10/31/21, including maximum applicable sales charges
Class A Shares
Inception (11/26/68)	10.75%
10 Years	10.82
5 Years	12.67
1 Year	32.40
Class C Shares
Inception (8/4/97)	6.57%
10 Years	10.78
5 Years	13.11
1 Year	38.00
Class R Shares
Inception (6/3/02)	8.05%
10 Years	11.17
5 Years	13.67
1 Year	39.66
Class S Shares
Inception (9/25/09)	10.84%
10 Years	11.56
5 Years	14.07
1 Year	40.20
Class Y Shares
Inception (10/3/08)	10.46%
10 Years	11.73
5 Years	14.24
1 Year	40.36
Class R5 Shares
Inception (7/30/91)	9.04%
10 Years	11.81
5 Years	14.30
1 Year	40.37
Class R6 Shares
10 Years	11.85%
5 Years	14.38
1 Year	40.49

Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC)

for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco Charter Fund

Supplemental Information

Invesco Charter Fund’s investment objective is long-term growth of capital.

∎ Unless otherwise stated, information presented in this report is as of October 31, 2021, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper Large-Cap Core Funds Index is an unmanaged index considered representative of large-cap core funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5	Invesco Charter Fund

Fund Information

Portfolio Composition
By sector	% of total net assets

Information Technology	26.43%

Consumer Discretionary	14.44

Health Care	14.27

Financials	11.29

Industrials	10.96

Communication Services	8.88

Consumer Staples	5.07

Real Estate	2.65

Energy	2.29

Other Sectors, Each Less than 2% of Net Assets	3.35

Money Market Funds Plus Other Assets Less Liabilities	0.37

Top 10 Equity Holdings*
		% of total net assets

1.	Microsoft Corp.	6.79%

2.	Amazon.com, Inc.	5.48

3.	JPMorgan Chase & Co.	3.71

4.	salesforce.com, inc.	3.02

5.	United Parcel Service, Inc., Class B	2.84

6.	UnitedHealth Group, Inc.	2.79

7.	Alphabet, Inc., Class A	2.68

8.	Prologis, Inc.	2.66

9.	HCA Healthcare, Inc.	2.48

10.	QUALCOMM, Inc.	2.21

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2021.

6	Invesco Charter Fund

Schedule of Investments(a)

October 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests–99.63%
Aerospace & Defense–1.76%
Raytheon Technologies Corp.	758,904	$67,436,209

Air Freight & Logistics–2.84%
United Parcel Service, Inc., Class B	508,761	108,605,211

Airlines–0.46%
Southwest Airlines Co.(b)	372,270	17,600,926

Application Software–4.47%
Manhattan Associates, Inc.(b)	63,768	11,576,443

salesforce.com, inc.(b)	385,193	115,438,490

Workday, Inc., Class A(b)	151,479	43,925,880

		170,940,813

Automobile Manufacturers–1.82%
General Motors Co.(b)	834,589	45,426,679

Tesla, Inc.(b)	21,836	24,325,304

		69,751,983

Automotive Retail–1.85%
CarMax, Inc.(b)	278,729	38,163,575

O’Reilly Automotive, Inc.(b)	52,125	32,438,430

		70,602,005

Biotechnology–0.90%
Seagen, Inc.(b)	195,306	34,438,307

Cable & Satellite–1.47%
Comcast Corp., Class A	1,095,078	56,319,862

Commodity Chemicals–0.72%
Valvoline, Inc.	814,487	27,659,979

Communications Equipment–1.41%
Motorola Solutions, Inc.	216,944	53,930,109

Construction Machinery & Heavy Trucks–1.36%
Caterpillar, Inc.	254,225	51,864,442

Construction Materials–1.20%
Vulcan Materials Co.	240,358	45,696,863

Data Processing & Outsourced Services–2.20%
Fiserv, Inc.(b)	467,030	45,997,784

Mastercard, Inc., Class A	113,665	38,136,881

		84,134,665

Distillers & Vintners–1.32%
Constellation Brands, Inc., Class A	233,652	50,658,090

Diversified Banks–3.71%
JPMorgan Chase & Co.	835,948	142,019,206

Electric Utilities–1.43%
FirstEnergy Corp.	1,422,218	54,798,060

Electrical Components & Equipment–1.19%
Hubbell, Inc.	97,320	19,402,688

Rockwell Automation, Inc.	81,390	25,995,966

		45,398,654

	Shares	Value

Environmental & Facilities Services–0.58%
Waste Connections, Inc.	163,330	$22,214,513

Financial Exchanges & Data–1.90%
Intercontinental Exchange, Inc.	524,443	72,614,378

Food Distributors–0.90%

Sysco Corp.	448,488	34,488,727

General Merchandise Stores–1.35%
Target Corp.	199,406	51,769,786

Health Care Facilities–2.96%
HCA Healthcare, Inc.	379,233	94,982,697

Tenet Healthcare Corp.(b)	252,549	18,097,662

		113,080,359

Health Care Services–1.90%
CVS Health Corp.	812,336	72,525,358

Health Care Supplies–0.98%
Cooper Cos., Inc. (The)	89,877	37,471,519

Home Improvement Retail–1.87%
Floor & Decor Holdings, Inc., Class A(b)	76,757	10,432,811

Home Depot, Inc. (The)	163,893	60,925,584

		71,358,395

Homebuilding–0.80%
D.R. Horton, Inc.	341,842	30,516,235

Hotels, Resorts & Cruise Lines–1.28%
Airbnb, Inc., Class A(b)	285,979	48,805,176

Household Products–1.77%
Procter & Gamble Co. (The)	474,052	67,784,695

Industrial Machinery–1.36%
Otis Worldwide Corp.	649,382	52,151,868

Industrial REITs–2.65%
Prologis, Inc.	700,242	101,507,080

Integrated Oil & Gas–0.69%
Exxon Mobil Corp.	410,164	26,443,273

Integrated Telecommunication Services–1.59%
Verizon Communications, Inc.	1,146,015	60,727,335

Interactive Home Entertainment–0.39%
Zynga, Inc., Class A(b)	2,012,694	14,853,682

Interactive Media & Services–3.02%
Alphabet, Inc., Class A(b)	34,593	102,427,106

Snap, Inc., Class A(b)	245,233	12,894,351

		115,321,457

Internet & Direct Marketing Retail–5.48%
Amazon.com, Inc.(b)	62,153	209,606,642

Internet Services & Infrastructure–0.60%
Snowflake, Inc., Class A(b)	64,559	22,843,557

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Charter Fund

	Shares	Value

IT Consulting & Other Services–1.88%
Accenture PLC, Class A	159,896	$57,369,086

Amdocs Ltd.	185,067	14,405,615

		71,774,701

Life Sciences Tools & Services–0.73%
Avantor, Inc.(b)	690,956	27,900,803

Managed Health Care–2.79%
UnitedHealth Group, Inc.	231,685	106,683,992

Movies & Entertainment–2.42%
Netflix, Inc.(b)	114,270	78,881,724

Warner Music Group Corp., Class A	274,839	13,601,782

		92,483,506

Oil & Gas Refining & Marketing–1.01%
Valero Energy Corp.	500,771	38,724,621

Oil & Gas Storage & Transportation–0.58%
Magellan Midstream Partners L.P.	455,097	22,299,753

Other Diversified Financial Services–1.91%
Equitable Holdings, Inc.	2,181,779	73,089,596

Packaged Foods & Meats–1.07%
Mondelez International, Inc., Class A	674,949	40,996,402

Pharmaceuticals–4.02%
AstraZeneca PLC, ADR (United Kingdom)	999,464	62,346,564

Bayer AG (Germany)	203,603	11,455,892

Eli Lilly and Co.	314,127	80,026,995

		153,829,451

Property & Casualty Insurance–0.93%
Allstate Corp. (The)	287,055	35,500,092

Railroads–0.93%
Union Pacific Corp.	147,873	35,696,542

Regional Banks–2.21%
CIT Group, Inc.	409,985	20,306,557

First Citizens BancShares, Inc., Class A(c)	16,854	13,717,471

Signature Bank	73,088	21,767,068

SVB Financial Group(b)	40,206	28,843,784

		84,634,880

Research & Consulting Services–0.47%
TransUnion	156,333	18,023,632

Investment Abbreviations:
ADR – American Depositary Receipt
REIT – Real Estate Investment Trust

	Shares	Value

Semiconductor Equipment–1.79%
Applied Materials, Inc.	502,227	$68,629,320

Semiconductors–3.70%
Advanced Micro Devices, Inc.(b)	472,288	56,783,186

QUALCOMM, Inc.	635,753	84,580,579

		141,363,765

Systems Software–8.60%
Microsoft Corp.	782,623	259,533,439

ServiceNow, Inc.(b)	34,988	24,413,227

VMware, Inc., Class A(b)(c)	295,945	44,894,857

		328,841,523

Technology Hardware, Storage & Peripherals–1.79%
Apple, Inc.	456,950	68,451,110

Thrifts & Mortgage Finance–0.62%
Rocket Cos., Inc., Class A	1,442,874	23,778,564

Total Common Stocks & Other Equity Interests (Cost $2,596,218,276)		3,810,641,672

Money Market Funds–0.17%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	2,257,044	2,257,044

Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(d)(e)	1,783,535	1,784,070

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	2,579,479	2,579,479

Total Money Market Funds (Cost $6,620,379)		6,620,593

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.80% (Cost $2,602,838,655)		3,817,262,265

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–1.32%
Invesco Private Government Fund, 0.02%(d)(e)(f)	15,128,732	15,128,732

Invesco Private Prime Fund, 0.11%(d)(e)(f)	35,286,260	35,300,375

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $50,429,107)		50,429,107

TOTAL INVESTMENTS IN SECURITIES–101.12% (Cost $2,653,267,762)		3,867,691,372

OTHER ASSETS LESS LIABILITIES–(1.12)%		(42,693,676)

NET ASSETS–100.00%		$3,824,997,696

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Charter Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,008,474	$159,983,550	$(159,734,980)	$-	$-	$2,257,044	$1,367
Invesco Liquid Assets Portfolio, Institutional Class	2,203,693	114,057,734	(114,477,219)	(535)	397	1,784,070	966
Invesco Treasury Portfolio, Institutional Class	2,295,398	182,838,343	(182,554,262)	-	-	2,579,479	634
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	13,216,103	179,059,980	(177,147,351)	-	-	15,128,732	2,253	*
Invesco Private Prime Fund	19,824,154	332,804,846	(317,328,625)	(224)	224	35,300,375	29,163	*
Total	$39,547,822	$968,744,453	$(951,242,437)	$(759)	$621	$57,049,700	$34,383

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Charter Fund

Statement of Assets and Liabilities

October 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $2,596,218,276)*	$3,810,641,672

Investments in affiliated money market funds, at value (Cost $57,049,486)	57,049,700

Foreign currencies, at value (Cost $1,458)	1,516

Receivable for:
Investments sold	9,219,813

Fund shares sold	203,021

Dividends	3,731,086

Investment for trustee deferred compensation and retirement plans	1,692,031

Other assets	75,930

Total assets	3,882,614,769

Liabilities:
Payable for:
Investments purchased	648,064

Fund shares reacquired	2,563,143

Collateral upon return of securities loaned	50,429,107

Accrued fees to affiliates	1,980,904

Accrued other operating expenses	188,485

Trustee deferred compensation and retirement plans	1,807,370

Total liabilities	57,617,073

Net assets applicable to shares outstanding	$3,824,997,696

Net assets consist of:
Shares of beneficial interest	$2,075,630,810

Distributable earnings	1,749,366,886

$3,824,997,696

Net Assets:
Class A	$3,609,723,557

Class C	$27,725,256

Class R	$20,442,306

Class S	$21,012,625

Class Y	$116,053,860

Class R5	$9,108,746

Class R6	$20,931,346

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	164,996,485

Class C	1,392,591

Class R	945,020

Class S	959,862

Class Y	5,272,982

Class R5	391,699

Class R6	900,511

Class A:
Net asset value per share	$21.88

Maximum offering price per share (Net asset value of $21.88 ÷ 94.50%)	$23.15

Class C:
Net asset value and offering price per share	$19.91

Class R:
Net asset value and offering price per share	$21.63

Class S:
Net asset value and offering price per share	$21.89

Class Y:
Net asset value and offering price per share	$22.01

Class R5:
Net asset value and offering price per share	$23.25

Class R6:
Net asset value and offering price per share	$23.24

*	At October 31, 2021, securities with an aggregate value of $49,069,097 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Charter Fund

Statement of Operations

For the year ended October 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $36,478)	$49,157,925

Dividends from affiliated money market funds (includes securities lending income of $558,172)	561,139

Total investment income	49,719,064

Expenses:
Advisory fees	21,925,465

Administrative services fees	504,562

Custodian fees	5,605

Distribution fees:
Class A	8,340,130

Class C	276,639

Class R	95,397

Class S	29,555

Transfer agent fees – A, C, R, S and Y	4,586,758

Transfer agent fees – R5	8,370

Transfer agent fees – R6	6,078

Trustees’ and officers’ fees and benefits	72,656

Registration and filing fees	118,852

Reports to shareholders	134,322

Professional services fees	66,097

Other	56,961

Total expenses	36,227,447

Less: Fees waived and/or expense offset arrangement(s)	(13,815)

Net expenses	36,213,632

Net investment income	13,505,432

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	521,987,917

Affiliated investment securities	621

Foreign currencies	(14,742)

521,973,796

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	615,772,954

Affiliated investment securities	(759)

Foreign currencies	(2,887)

615,769,308

Net realized and unrealized gain	1,137,743,104

Net increase in net assets resulting from operations	$1,151,248,536

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Charter Fund

Statement of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$13,505,432	$21,571,362

Net realized gain	521,973,796	57,681,020

Change in net unrealized appreciation	615,769,308	118,558,169

Net increase in net assets resulting from operations	1,151,248,536	197,810,551

Distributions to shareholders from distributable earnings:
Class A	(72,039,347)	(488,454,497)

Class C	(646,926)	(6,728,167)

Class R	(378,832)	(3,099,805)

Class S	(443,411)	(2,802,798)

Class Y	(2,368,090)	(15,304,355)

Class R5	(203,608)	(1,394,325)

Class R6	(461,672)	(3,107,812)

Total distributions from distributable earnings	(76,541,886)	(520,891,759)

Share transactions–net:
Class A	(221,272,537)	110,614,848

Class C	(11,600,194)	(5,090,743)

Class R	(1,874,578)	(1,324,095)

Class S	(1,789,206)	1,508,504

Class Y	3,757,091	(1,746,025)

Class R5	(1,005,584)	(861,996)

Class R6	(1,481,654)	(359,119)

Net increase (decrease) in net assets resulting from share transactions	(235,266,662)	102,741,374

Net increase (decrease) in net assets	839,439,988	(220,339,834)

Net assets:
Beginning of year	2,985,557,708	3,205,897,542

End of year	$3,824,997,696	$2,985,557,708

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Charter Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/21	$15.99	$0.07	$6.24		$6.31	$(0.10)	$(0.32)	$(0.42)	$21.88	40.10%		$3,609,724	1.03%	1.03%	0.38%	47%
Year ended 10/31/20	17.79	0.11	1.02		1.13	(0.13)	(2.80)	(2.93)	15.99	6.71		2,816,198	1.07	1.07	0.70	45
Year ended 10/31/19	17.52	0.13	1.86	(d)	1.99	(0.07)	(1.65)	(1.72)	17.79	12.96	(d)	3,007,391	1.07	1.07	0.74	82
Year ended 10/31/18	18.75	0.06	(0.04)		0.02	(0.10)	(1.15)	(1.25)	17.52	(0.04)		2,951,279	1.07	1.08	0.35	46
Year ended 10/31/17	18.31	0.09	2.29		2.38	(0.17)	(1.77)	(1.94)	18.75	13.83		3,363,073	1.10	1.11	0.50	30
Class C
Year ended 10/31/21	14.61	(0.07)	5.69		5.62	–	(0.32)	(0.32)	19.91	39.00		27,725	1.78	1.78	(0.37)	47
Year ended 10/31/20	16.47	(0.01)	0.95		0.94	–	(2.80)	(2.80)	14.61	5.96		30,607	1.82	1.82	(0.05)	45
Year ended 10/31/19	16.39	(0.00)	1.73	(d)	1.73	–	(1.65)	(1.65)	16.47	12.14	(d)	40,493	1.82	1.82	(0.01)	82
Year ended 10/31/18	17.65	(0.07)	(0.04)		(0.11)	–	(1.15)	(1.15)	16.39	(0.80)		133,804	1.82	1.83	(0.40)	46
Year ended 10/31/17	17.32	(0.04)	2.16		2.12	(0.02)	(1.77)	(1.79)	17.65	12.98		167,073	1.85	1.86	(0.25)	30
Class R
Year ended 10/31/21	15.82	0.02	6.16		6.18	(0.05)	(0.32)	(0.37)	21.63	39.66		20,442	1.28	1.28	0.13	47
Year ended 10/31/20	17.62	0.07	1.01		1.08	(0.08)	(2.80)	(2.88)	15.82	6.46		16,500	1.32	1.32	0.45	45
Year ended 10/31/19	17.34	0.08	1.85	(d)	1.93	–	(1.65)	(1.65)	17.62	12.68	(d)	19,772	1.32	1.32	0.49	82
Year ended 10/31/18	18.55	0.02	(0.04)		(0.02)	(0.04)	(1.15)	(1.19)	17.34	(0.24)		23,251	1.32	1.33	0.10	46
Year ended 10/31/17	18.13	0.05	2.26		2.31	(0.12)	(1.77)	(1.89)	18.55	13.53		30,187	1.35	1.36	0.25	30
Class S
Year ended 10/31/21	16.00	0.09	6.23		6.32	(0.11)	(0.32)	(0.43)	21.89	40.20		21,013	0.93	0.93	0.48	47
Year ended 10/31/20	17.80	0.13	1.02		1.15	(0.15)	(2.80)	(2.95)	16.00	6.82		16,783	0.97	0.97	0.80	45
Year ended 10/31/19	17.53	0.14	1.87	(d)	2.01	(0.09)	(1.65)	(1.74)	17.80	13.09	(d)	16,906	0.97	0.97	0.84	82
Year ended 10/31/18	18.76	0.08	(0.04)		0.04	(0.12)	(1.15)	(1.27)	17.53	0.07		17,317	0.97	0.98	0.45	46
Year ended 10/31/17	18.32	0.11	2.28		2.39	(0.18)	(1.77)	(1.95)	18.76	13.94		19,028	1.00	1.01	0.60	30
Class Y
Year ended 10/31/21	16.09	0.12	6.26		6.38	(0.14)	(0.32)	(0.46)	22.01	40.36		116,054	0.78	0.78	0.63	47
Year ended 10/31/20	17.88	0.15	1.04		1.19	(0.18)	(2.80)	(2.98)	16.09	7.03		81,404	0.82	0.82	0.95	45
Year ended 10/31/19	17.61	0.17	1.87	(d)	2.04	(0.12)	(1.65)	(1.77)	17.88	13.24	(d)	93,143	0.82	0.82	0.99	82
Year ended 10/31/18	18.84	0.11	(0.04)		0.07	(0.15)	(1.15)	(1.30)	17.61	0.23		101,885	0.82	0.83	0.60	46
Year ended 10/31/17	18.39	0.14	2.29		2.43	(0.21)	(1.77)	(1.98)	18.84	14.13		129,285	0.85	0.86	0.75	30
Class R5
Year ended 10/31/21	16.98	0.14	6.60		6.74	(0.15)	(0.32)	(0.47)	23.25	40.37		9,109	0.75	0.75	0.66	47
Year ended 10/31/20	18.71	0.17	1.09		1.26	(0.19)	(2.80)	(2.99)	16.98	7.11		7,511	0.76	0.76	1.01	45
Year ended 10/31/19	18.34	0.19	1.96	(d)	2.15	(0.13)	(1.65)	(1.78)	18.71	13.34	(d)	9,163	0.75	0.75	1.06	82
Year ended 10/31/18	19.58	0.13	(0.06)		0.07	(0.16)	(1.15)	(1.31)	18.34	0.25		12,018	0.76	0.77	0.66	46
Year ended 10/31/17	19.05	0.16	2.38		2.54	(0.24)	(1.77)	(2.01)	19.58	14.19		29,835	0.77	0.78	0.83	30
Class R6
Year ended 10/31/21	16.97	0.15	6.60		6.75	(0.16)	(0.32)	(0.48)	23.24	40.49		20,931	0.68	0.68	0.73	47
Year ended 10/31/20	18.70	0.18	1.09		1.27	(0.20)	(2.80)	(3.00)	16.97	7.19		16,553	0.69	0.69	1.08	45
Year ended 10/31/19	18.34	0.20	1.95	(d)	2.15	(0.14)	(1.65)	(1.79)	18.70	13.38	(d)	19,030	0.69	0.69	1.12	82
Year ended 10/31/18	19.58	0.14	(0.05)		0.09	(0.18)	(1.15)	(1.33)	18.34	0.34		20,404	0.69	0.70	0.73	46
Year ended 10/31/17	19.05	0.17	2.38		2.55	(0.25)	(1.77)	(2.02)	19.58	14.27		18,290	0.69	0.70	0.91	30

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Includes litigation proceeds received during the year ended October 31, 2019. Had these litigation proceeds not been received, Net gains (losses) on securities (both realized and unrealized) per share would have been $1.81, $1.68, $1.80, $1.82, $1.82, $1.91 and $1.90 for Class A, Class C, Class R, Class S, Class Y, Class R5, and Class R6 shares, respectively.

Total returns would have been lower.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Charter Fund

Notes to Financial Statements

October 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Charter Fund (the “Fund”) is a series portfolio of AIM Equity Funds (Invesco Equity Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class S, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

14	Invesco Charter Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2021, there were no securities lending transactions with the Adviser.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,

15	Invesco Charter Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.695%

Next $4.05 billion	0.615%

Next $3.9 billion	0.570%

Next $1.8 billion	0.545%

Over $10 billion	0.520%

For the year ended October 31, 2021, the effective advisory fee rate incurred by the Fund was 0.62%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.90%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2021, the Adviser waived advisory fees of $7,538.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Class S shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares, 0.50% of the average daily net assets of Class R shares and 0.15% of the average daily net assets of Class S shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of Class A, Class C and Class R shares and 0.15% of the average daily net assets of Class S shares may be paid to furnish continuing personal shareholder services to customers

16	Invesco Charter Fund

who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2021, IDI advised the Fund that IDI retained $129,618 in front-end sales commissions from the sale of Class A shares and $57 and $1,067 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended October 31, 2021, the Fund incurred $3,648 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	-	Prices are determined using quoted prices in an active market for identical assets.
Level 2	-	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	-	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially    differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$3,799,185,780	$11,455,892	$–	$3,810,641,672

Money Market Funds	6,620,593	50,429,107	–	57,049,700

Total Investments	$3,805,806,373	$61,884,999	$–	$3,867,691,372

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2021, the Fund engaged in securities purchases of $11,111,575.

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $6,277.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

17	Invesco Charter Fund

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020 :

	2021	2020

Ordinary income*	$17,738,559	$30,374,951

Long-term capital gain	58,803,327	490,516,808

Total distributions	$76,541,886	$520,891,759

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$86,953,842

Undistributed long-term capital gain	457,329,729

Net unrealized appreciation – investments	1,206,329,644

Net unrealized appreciation (depreciation) - foreign currencies	(14,328)

Temporary book/tax differences	(1,232,001)

Shares of beneficial interest	2,075,630,810

Total net assets	$3,824,997,696

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnership adjustments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2021.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2021 was $1,637,743,330 and $1,941,616,727, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,230,041,206

Aggregate unrealized (depreciation) of investments	(23,711,562)

Net unrealized appreciation of investments	$1,206,329,644

Cost of investments for tax purposes is $2,661,361,728.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnership adjustments, on October 31, 2021, undistributed net investment income was decreased by $3,780,678, undistributed net realized gain was increased by $6,540,899 and shares of beneficial interest was decreased by $2,760,221. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2021(a)		October 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	2,445,056	$47,132,882	3,107,192	$47,322,592

Class C	166,240	2,879,992	304,664	4,281,049

Class R	119,854	2,288,471	192,788	2,930,606

Class S	25,452	488,365	22,585	345,715

Class Y	1,055,267	20,403,478	1,084,206	16,900,822

Class R5	49,585	1,057,994	36,159	590,973

Class R6	156,825	3,270,707	181,726	3,080,832

18	Invesco Charter Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2021(a)		October 31, 2020
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	3,859,089	$67,186,745	28,971,318	$454,270,256

Class C	39,494	629,924	446,613	6,440,158

Class R	21,961	378,832	199,471	3,099,775

Class S	24,720	430,133	177,279	2,779,734

Class Y	116,651	2,037,894	810,898	12,763,540

Class R5	10,946	202,069	83,399	1,384,421

Class R6	23,073	425,471	160,751	2,665,259

Automatic conversion of Class C shares to Class A shares:
Class A	578,653	10,404,444	397,132	6,122,635

Class C	(632,106)	(10,404,444)	(433,189)	(6,122,635)

Reacquired:
Class A	(17,956,672)	(345,996,608)	(25,466,699)	(397,100,635)

Class C	(275,782)	(4,705,666)	(681,362)	(9,689,315)

Class R	(239,881)	(4,541,881)	(471,566)	(7,354,476)

Class S	(139,024)	(2,707,704)	(101,016)	(1,616,945)

Class Y	(959,447)	(18,684,281)	(2,044,528)	(31,410,387)

Class R5	(111,293)	(2,265,647)	(166,775)	(2,837,390)

Class R6	(254,906)	(5,177,832)	(384,400)	(6,105,210)

Net increase (decrease) in share activity	(11,876,245)	$(235,266,662)	6,426,646	$102,741,374

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 26% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19	Invesco Charter Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds (Invesco Equity Funds) and Shareholders of Invesco Charter Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Charter Fund (one of the funds constituting AIM Equity Funds (Invesco Equity Funds), referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20	Invesco Charter Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,089.60	$5.32	$1,020.11	$5.14	1.01%
Class C	1,000.00	1,085.00	9.25	1,016.33	8.94	1.76
Class R	1,000.00	1,088.00	6.63	1,018.85	6.41	1.26
Class S	1,000.00	1,089.60	4.79	1,020.62	4.63	0.91
Class Y	1,000.00	1,090.70	4.00	1,021.37	3.87	0.76
Class R5	1,000.00	1,090.50	3.90	1,021.48	3.77	0.74
Class R6	1,000.00	1,091.10	3.53	1,021.83	3.41	0.67

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2021 through October 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21	Invesco Charter Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Equity Funds (Invesco Equity Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Charter Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that stock selection in and underweight or lack of exposure to certain sectors and names detracted from the Fund’s relative performance. The Board further noted that the Fund underwent a portfolio management team change in June 2019, and that performance results prior to such date were those of the prior portfolio management team. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense

22	Invesco Charter Fund

group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fifth quintile of its expense group and discussed with management reasons for such relative total expenses.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most

Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

23	Invesco Charter Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$58,803,327
Qualified Dividend Income*	99.18%
Corporate Dividends Received Deduction*	99.12%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24	Invesco Charter Fund

Trustees and Officers

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Charter Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

T-2	Invesco Charter Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	186	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-3	Invesco Charter Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk[2] - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-4	Invesco Charter Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-5	Invesco Charter Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

[2]	On November 10, 2021, Russell Burk resigned from his role as Senior Vice President and Senior Officer of the Invesco Funds.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678
Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Charter Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-01424 and 002-25469	Invesco Distributors, Inc.	CHT-AR-1

Annual Report to Shareholders	October 31, 2021

Invesco Diversified Dividend Fund

Nasdaq:

A: LCEAX ∎ C: LCEVX ∎ R: DDFRX ∎ Y: LCEYX ∎ Investor: LCEIX ∎ R5: DDFIX ∎ R6: LCEFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

11	Financial Statements

14	Financial Highlights

15	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Fund Expenses

23	Approval of Investment Advisory and Sub-Advisory Contracts

25	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2021, Class A shares of Invesco Diversified Dividend Fund (the Fund), at net asset value (NAV), underperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 10/31/20 to 10/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	33.06%
Class C Shares	32.02
Class R Shares	32.66
Class Y Shares	33.35
Investor Class Shares	33.11
Class R5 Shares	33.39
Class R6 Shares	33.49
S&P 500 Index▼ (Broad Market Index)	42.91
Russell 1000 Value Index▼ (Style-Specific Index)	43.76
Lipper Large-Cap Value Funds Index∎ (Peer Group Index)	45.68

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

US equity markets posted gains in the fourth quarter of 2020, as positive news on corona-virus (COVID-19) vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with employment gains and gross domestic product (GDP) growth down from the third quarter of 2020. However, stocks were buoyed by the US Federal Reserve’s (the Fed’s) pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made”1 toward employment and inflation targets.

    US political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at year-end to 1.75%2 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

    The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that the US GDP grew at a 6.4% annualized rate for the first quarter of 2021.3 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index increasing in June through September,3 the Fed declined to raise interest rates at its Sep-tember Federal Open Market Committee meeting. The US stock market saw continued volatility in August 2021 and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs. In October, investor sentiment improved as many S&P 500 Index companies met or exceeded earnings expectations and the Index hit new record highs. For the fiscal year, the S&P 500 Index returned 42.91%.4

    Within the Fund’s style-specific benchmark, energy and financials were the best-performing sectors, while utilities and consumer staples were the worst-performing sectors during the fiscal year. Stock selection combined with an underweight position in the health care sector contributed the most to the Fund’s performance relative to the Russell 1000 Value Index. Stock selection in financials also helped relative Fund performance. Overweight positions in the consumer staples and utilities sectors detracted the most from the Fund’s relative performance. Stock selection in industrials also hurt the Fund’s performance relative to the style-specific benchmark along with an underweight position in real estate.

    During the fiscal year, holdings in the financials and energy sectors were among the largest contributors to the Fund’s absolute performance. Diversified insurance company

Hartford Financial Services Group was the largest contributor to overall Fund performance for the fiscal year. Shares of Hartford rose sharply in the first quarter of 2021 after the company received an unsolicited acquisition offer from Chubb, which was later rejected by Hartford. Hartford also reported strong financial results for most of 2021, with most of the company’s business lines contributing to the positive results. Oil & gas exploration and production company ConocoPhillips was also a large contributor to absolute Fund performance. Shares of the company rose along with the energy sector, in general, during much of the fiscal year. Investors also reacted favorably to the announcement of ConocoPhillips’ acquisition of Royal Dutch Shell’s shale assets in the Permian Basin, which is expected to close in the fourth quarter of 2021.

    While only a few Fund holdings declined in value during the fiscal year, select holdings within the information technology (IT) and consumer staples sectors were among the largest detractors from absolute Fund performance. Payment services company Fidelity National Information Services was the largest detractor from overall Fund performance. Shares fell after management provided earnings expectations for the third quarter of 2021 that were below consensus expectations. Packaged foods company Campbell Soup was also among the largest detractors from absolute Fund performance. Consumer staples companies in general underperformed during much of the fiscal year as investors were concerned that earnings might be negatively impacted by rising input costs. Camp-bell Soup also faced tough comparisons for quarterly financial results in 2021 given COVID-19 induced buying in early 2020.

    The Fund used currency-forward contracts for the purpose of hedging currency exposure of some of the non-US-based companies held in the portfolio and not for speculative purposes or leverage. The use of currency-forward contracts had a very small negative impact on the Fund’s performance during the fiscal year. The currency-forward contracts were no longer being used in the Fund at year-end.

    In the middle of the fiscal year, former lead portfolio manager Meggan Walsh announced her intent to retire from Invesco and the industry. Effective March 24, 2021, Peter San-toro joined Invesco as lead portfolio manager on the Fund alongside Meggan Walsh and the current team. Peter worked with Meggan to ensure a smooth and successful transition

2	Invesco Diversified Dividend Fund

with the team until June 30, 2021, when Meggan ended her tenure on the Fund as a portfolio manager.

    Mr. Santoro comes to Invesco from Columbia Threadneedle Investments where he was a senior portfolio manager. We believe Mr. Santoro is well positioned in the lead portfolio manager role for the Dividend Value Team given his 25 years of experience in the industry and his experience in managing dividend-focused strategies.

    The investment objective of the Fund remains the same and Mr. Santoro will focus on maintaining the success of the team by employing the same basic tenets of the process. However, there have been some modifications to the investment process under Mr. Santoro’s leadership.

    Since taking over as lead manager, Mr. Santoro and the team have established new positions in the IT, communication services, health care, financials and energy sectors. While they meaningfully reduced the Fund’s exposure to consumer staples, the sector remained the largest overweight position relative to the style-specific benchmark at year-end. Reductions were also made in utilities and industrials. The largest underweight positions were in the real estate and health care sectors as of year-end.

    We believe the Fund has successfully navigated multiple market cycles during its 18-plus year history with a consistent long-term mandate to emphasize capital appreciation, current income and capital preservation over a full market cycle.

    It has been our privilege to oversee Invesco Diversified Dividend Fund, and we thank you for your continued investment.

1 Source: US Federal Reserve

2 Source: Bloomberg LP

3	Source: Bureau of Labor Statistics, July 13, 2021

4 Source: Lipper Inc.

Portfolio manager(s):

Robert Botard

Caroline Le Feuvre

Chris McMeans

Peter Santoro - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Diversified Dividend Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/11

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Diversified Dividend Fund

Average Annual Total Returns
As of 10/31/21, including maximum applicable sales charges

Class A Shares
Inception (12/31/01)	7.69%
10 Years	10.62
5 Years	7.71
1 Year	25.72
Class C Shares
Inception (12/31/01)	7.70%
10 Years	10.58
5 Years	8.13
1 Year	31.02
Class R Shares
Inception (10/25/05)	8.17%
10 Years	10.96
5 Years	8.68
1 Year	32.66
Class Y Shares
Inception (10/3/08)	10.06%
10 Years	11.51
5 Years	9.21
1 Year	33.35
Investor Class Shares
Inception (7/15/05)	8.13%
10 Years	11.29
5 Years	9.02
1 Year	33.11
Class R5 Shares
Inception (10/25/05)	8.77%
10 Years	11.58
5 Years	9.27
1 Year	33.39
Class R6 Shares
10 Years	11.64%
5 Years	9.38
1 Year	33.49

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class,

Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Diversified Dividend Fund

Supplemental Information

Invesco Diversified Dividend Fund’s investment objective is long-term growth of capital and, secondarily, current income.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Diversified Dividend Fund

Fund Information

Portfolio Composition
By sector		% of total net assets

Financials		20.01%

Health Care		16.17

Consumer Staples		10.77

Industrials		10.39

Information Technology		9.69

Utilities		6.65

Consumer Discretionary		6.62

Energy		6.33

Communication Services		6.28

Materials		3.97

Real Estate		1.16

Money Market Funds Plus Other Assets Less Liabilities		1.96
Top 10 Equity Holdings*
		% of total net assets

1.	Johnson & Johnson	3.24%

2.	Bank of America Corp.	2.98

3.	Merck & Co., Inc.	2.85

4.	Hartford Financial Services Group, Inc. (The)	2.48

5.	ConocoPhillips	2.44

6.	Comcast Corp., Class A	2.39

7.	Cisco Systems, Inc.	2.38

8.	Raytheon Technologies Corp.	2.21

9.	Walmart, Inc.	2.20

10.	Target Corp.	2.11

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2021.

7	Invesco Diversified Dividend Fund

Schedule of Investments(a)

October 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests–98.04%
Aerospace & Defense–3.00%
General Dynamics Corp.	572,601	$116,094,853

Raytheon Technologies Corp.	3,683,476	327,313,677

		443,408,530

Agricultural & Farm Machinery–1.02%
Deere & Co.	442,542	151,486,552

Air Freight & Logistics–1.42%
United Parcel Service, Inc., Class B	983,374	209,920,848

Apparel Retail–1.95%
Gap, Inc. (The)(b)	3,379,599	76,683,101

TJX Cos., Inc. (The)	3,235,355	211,883,399

		288,566,500

Apparel, Accessories & Luxury Goods–0.66%
Columbia Sportswear Co.	944,414	98,067,950

Asset Management & Custody Banks–1.20%
State Street Corp.	1,801,827	177,570,051

Biotechnology–0.54%
AbbVie, Inc.	700,292	80,302,484

Brewers–1.88%
Anheuser-Busch InBev S.A./N.V. (Belgium)	1,971,915	120,728,358

Heineken N.V. (Netherlands)	1,413,043	156,757,883

		277,486,241

Cable & Satellite–2.39%
Comcast Corp., Class A	6,862,837	352,955,707

Communications Equipment–2.38%
Cisco Systems, Inc.	6,297,776	352,486,523

Consumer Finance–1.73%
American Express Co.	1,473,303	256,030,595

Data Processing & Outsourced Services–2.05%
Automatic Data Processing, Inc.	568,809	127,691,932

Fidelity National Information Services, Inc.	1,590,917	176,178,149

		303,870,081

Diversified Banks–2.98%
Bank of America Corp.	9,207,433	439,931,149

Electric Utilities–4.76%
American Electric Power Co., Inc.	1,845,870	156,363,648

Entergy Corp.(b)	2,859,479	294,583,527

Exelon Corp.	4,747,276	252,507,610

		703,454,785

Electrical Components & Equipment–1.60%
ABB Ltd. (Switzerland)	4,299,144	142,604,729

Emerson Electric Co.	971,746	94,269,079

		236,873,808

	Shares	Value

Electronic Manufacturing Services–0.53%
TE Connectivity Ltd.	533,474	$77,887,204

Fertilizers & Agricultural Chemicals–0.75%
Nutrien Ltd. (Canada)	1,590,348	111,154,737

General Merchandise Stores–2.11%
Target Corp.	1,201,178	311,849,832

Gold–0.80%
Newmont Corp.	2,177,743	117,598,122

Health Care Equipment–3.29%
Becton, Dickinson and Co.	731,165	175,179,822

Medtronic PLC	2,597,232	311,304,228

		486,484,050

Health Care Services–1.92%
CVS Health Corp.	3,187,201	284,553,305

Hypermarkets & Super Centers–2.20%
Walmart, Inc.	2,178,918	325,573,928

Industrial Conglomerates–0.35%
3M Co.(b)	289,481	51,724,465

Industrial Machinery–3.00%
Flowserve Corp.	3,887,583	130,700,540

Pentair PLC	2,210,804	163,533,172

Stanley Black & Decker, Inc.	831,184	149,388,700

		443,622,412

Integrated Oil & Gas–2.48%
Chevron Corp.	1,612,294	184,591,540

TotalEnergies SE (France)	3,645,212	182,766,635

		367,358,175

Integrated Telecommunication Services–2.79%
AT&T, Inc.	9,983,473	252,182,528

Deutsche Telekom AG (Germany)	8,636,002	160,570,994

		412,753,522

Investment Banking & Brokerage–1.98%
Charles Schwab Corp. (The)	3,570,409	292,880,650

IT Consulting & Other Services–2.89%
Cognizant Technology Solutions Corp., Class A	2,672,478	208,693,807

International Business Machines Corp.	1,742,088	217,935,209

		426,629,016

Managed Health Care–1.68%
Anthem, Inc.	571,809	248,811,250

Movies & Entertainment–1.10%
Walt Disney Co. (The)(c)	964,748	163,109,944

Multi-line Insurance–2.48%
Hartford Financial Services Group, Inc. (The)	5,021,488	366,217,120

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Diversified Dividend Fund

	Shares	Value

Multi-Utilities–1.89%
Dominion Energy, Inc.	3,685,996	$279,877,676

Oil & Gas Exploration & Production–3.85%
ConocoPhillips	4,852,614	361,471,217

Pioneer Natural Resources Co.(b)	1,111,751	207,875,202

		569,346,419

Packaged Foods & Meats–4.14%
Campbell Soup Co.	4,328,096	172,907,435

Kraft Heinz Co. (The)	5,532,724	198,569,464

Nestle S.A. (Switzerland)	1,822,051	240,675,320

		612,152,219

Paper Packaging–1.46%
Avery Dennison Corp.	430,471	93,722,146

International Paper Co.(b)	2,174,838	108,024,204

Sonoco Products Co.	234,321	13,578,902

		215,325,252

Personal Products–1.02%
L’Oreal S.A. (France)	329,222	150,550,349

Pharmaceuticals–8.73%
Bristol-Myers Squibb Co.	2,855,459	166,758,806

Eli Lilly and Co.	885,226	225,520,176

Johnson & Johnson	2,936,799	478,345,821

Merck & Co., Inc.	4,778,412	420,739,176

		1,291,363,979

Property & Casualty Insurance–1.96%
Travelers Cos., Inc. (The)(b)	1,799,160	289,448,861

Regional Banks–7.69%
Comerica, Inc.	2,523,175	214,696,961

Cullen/Frost Bankers, Inc.(b)	1,327,280	171,882,760

Fifth Third Bancorp	4,000,272	174,131,840

M&T Bank Corp.	1,346,024	198,027,051

PNC Financial Services Group, Inc. (The)	743,654	156,933,303

Zions Bancorporation N.A.(b)	3,516,708	221,517,437

		1,137,189,352

Restaurants–1.90%
Darden Restaurants, Inc.	382,596	55,147,387

McDonald’s Corp.	919,785	225,853,207

		281,000,594

Investment Abbreviations:

REIT – Real Estate Investment Trust

	Shares	Value

Semiconductors–1.84%
Broadcom, Inc.	333,796	$177,469,319

Microchip Technology, Inc.	1,270,809	94,154,239

		271,623,558

Soft Drinks–1.53%
Coca-Cola Co. (The)	4,019,123	226,557,964

Specialized REITs–1.16%
Weyerhaeuser Co.	4,811,282	171,858,993

Specialty Chemicals–0.96%
DuPont de Nemours, Inc.	2,042,622	142,166,491

Total Common Stocks & Other Equity Interests (Cost $10,128,310,566)		14,499,081,243

Money Market Funds–1.07%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	67,248,868	67,248,868

Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(d)(e)	23,984,141	23,991,336

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	67,486,904	67,486,904

Total Money Market Funds (Cost $158,718,529)		158,727,108

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.11% (Cost $10,287,029,095)		14,657,808,351

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.81%
Invesco Private Government Fund, 0.02%(d)(e)(f)	35,715,293	35,715,293

Invesco Private Prime Fund, 0.11%(d)(e)(f)	83,302,362	83,335,683

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $119,050,976)		119,050,976

TOTAL INVESTMENTS IN SECURITIES–99.92% (Cost $10,406,080,071)		14,776,859,327

OTHER ASSETS LESS LIABILITIES–0.08%		11,390,074

NET ASSETS–100.00%		$14,788,249,401

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Diversified Dividend Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at October 31, 2021.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$135,656,121	$1,148,485,085	$(1,216,892,338)	$-	$-	$67,248,868	$35,194
Invesco Liquid Assets Portfolio, Institutional Class	92,565,398	800,639,885	(869,208,813)	(25,472)	20,338	23,991,336	26,642
Invesco Treasury Portfolio, Institutional Class	145,666,623	1,312,554,382	(1,390,734,101)	-	-	67,486,904	15,106
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	6,232	795,847,099	(760,138,038)	-	-	35,715,293	7,048*
Invesco Private Prime Fund	9,410	1,487,240,328	(1,403,935,357)	-	21,302	83,335,683	84,702*
Investments in Other Affiliates:
Flowserve Corp.**	201,897,667	1,494,017	(118,011,315)	64,165,673	(18,845,502)	130,700,540	4,862,329
Total	$575,801,451	$5,546,260,796	$(5,758,919,962)	$64,140,201	$(18,803,862)	$408,478,624	$5,031,021
*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

**	At October 31, 2021, this security was no longer an affiliate of the Fund.
(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Diversified Dividend Fund

Statement of Assets and Liabilities

October 31, 2021

Assets:

Investments in unaffiliated securities, at value (Cost $10,128,310,566)*	$14,499,081,243

Investments in affiliated money market funds, at value (Cost $277,769,505)	277,778,084

Foreign currencies, at value (Cost $640,896)	640,996

Receivable for:
Investments sold	171,709,383

Fund shares sold	6,519,609

Dividends	27,177,562

Investment for trustee deferred compensation and retirement plans	835,987

Other assets	101,931

Total assets	14,983,844,795

Liabilities:
Payable for:
Investments purchased	31,460,576

Fund shares reacquired	37,692,556

Collateral upon return of securities loaned	119,050,976

Accrued fees to affiliates	5,845,441

Accrued trustees’ and officers’ fees and benefits	1,229

Accrued other operating expenses	491,306

Trustee deferred compensation and retirement plans	1,053,310

Total liabilities	195,595,394

Net assets applicable to shares outstanding	$14,788,249,401

Net assets consist of:
Shares of beneficial interest	$8,400,784,966

Distributable earnings	6,387,464,435

$14,788,249,401

Net Assets:
Class A	$4,287,950,718

Class C	$276,022,822

Class R	$193,352,917

Class Y	$1,620,295,354

Investor Class	$1,742,671,900

Class R5	$3,062,151,558

Class R6	$3,605,804,132

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	187,366,355

Class C	12,228,136

Class R	8,418,402

Class Y	70,722,749

Investor Class	76,158,655

Class R5	133,805,817

Class R6	157,548,229

Class A:
Net asset value per share	$22.89

Maximum offering price per share (Net asset value of $22.89 ÷ 94.50%)	$24.22

Class C:
Net asset value and offering price per share	$22.57

Class R:
Net asset value and offering price per share	$22.97

Class Y:
Net asset value and offering price per share	$22.91

Investor Class:
Net asset value and offering price per share	$22.88

Class R5:
Net asset value and offering price per share	$22.89

Class R6:
Net asset value and offering price per share	$22.89

* At October 31, 2021, security with a value of $115,918,924 was on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Diversified Dividend Fund

Statement of Operations

For the year ended October 31, 2021

Investment income:

Dividends (net of foreign withholding taxes of $9,828,678)	$399,340,776

Dividends from affiliates (includes securities lending income of $1,438,846)	6,378,117

Total investment income	405,718,893

Expenses:
Advisory fees	63,000,521

Administrative services fees	2,281,678

Distribution fees:
Class A	10,484,734

Class C	2,989,341

Class R	987,573

Investor Class	2,386,452

Transfer agent fees – A, C, R, Y and Investor	11,565,988

Transfer agent fees – R5	3,439,816

Transfer agent fees – R6	473,340

Trustees’ and officers’ fees and benefits	245,033

Registration and filing fees	236,486

Reports to shareholders	711,985

Professional services fees	159,912

Other	205,394

Total expenses	99,168,253

Less: Fees waived and/or expense offset arrangement(s)	(196,985)

Net expenses	98,971,268

Net investment income	306,747,625

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	2,319,521,140

Affiliated investment securities	(18,803,862)

Foreign currencies	7,940,397

Forward foreign currency contracts	(17,324,781)

2,291,332,894

Change in net unrealized appreciation (depreciation) of: Unaffiliated investment securities	1,850,069,294

Affiliated investment securities	64,140,201

Foreign currencies	(615,806)

Forward foreign currency contracts	(8,662,765)

1,904,930,924

Net realized and unrealized gain	4,196,263,818

Net increase in net assets resulting from operations	$4,503,011,443

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Diversified Dividend Fund

Statement of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$306,747,625	$411,664,161

Net realized gain	2,291,332,894	227,844,209

Change in net unrealized appreciation (depreciation)	1,904,930,924	(2,156,827,682)

Net increase (decrease) in net assets resulting from operations	4,503,011,443	(1,517,319,312)

Distributions to shareholders from distributable earnings:
Class A	(143,386,628)	(238,457,075)

Class C	(8,792,565)	(19,083,903)

Class R	(6,373,665)	(11,330,789)

Class Y	(65,371,081)	(126,994,138)

Investor Class	(60,646,062)	(90,897,565)

Class R5	(131,045,816)	(201,408,557)

Class R6	(171,639,332)	(278,868,056)

Total distributions from distributable earnings	(587,255,149)	(967,040,083)

Share transactions–net:
Class A	(315,037,593)	(823,664,196)

Class C	(101,105,693)	(89,454,072)

Class R	(34,376,403)	(45,872,466)

Class Y	(402,130,053)	(626,788,947)

Investor Class	(161,222,606)	(90,696,857)

Class R5	(897,517,733)	(311,167,173)

Class R6	(1,507,189,072)	(415,240,194)

Net increase (decrease) in net assets resulting from share transactions	(3,418,579,153)	(2,402,883,905)

Net increase (decrease) in net assets	497,177,141	(4,887,243,300)

Net assets:
Beginning of year	14,291,072,260	19,178,315,560

End of year	$14,788,249,401	$14,291,072,260

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Diversified Dividend Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/21	$17.82	$0.37	$5.43	$5.80	$(0.43)	$(0.30)	$(0.73)	$22.89	33.06%	$4,287,951	0.81%	0.81%	1.73%	34%
Year ended 10/31/20	20.50	0.43	(2.07)	(1.64)	(0.46)	(0.58)	(1.04)	17.82	(8.28)	3,599,794	0.83	0.83	2.30	8
Year ended 10/31/19	19.55	0.47	1.89	2.36	(0.51)	(0.90)	(1.41)	20.50	12.94	4,995,726	0.81	0.82	2.45	5
Year ended 10/31/18	20.18	0.44	(0.49)	(0.05)	(0.43)	(0.15)	(0.58)	19.55	(0.28)	4,979,893	0.79	0.80	2.17	10
Year ended 10/31/17	18.83	0.37	1.79	2.16	(0.34)	(0.47)	(0.81)	20.18	11.65	6,029,664	0.80	0.82	1.85	8
Class C
Year ended 10/31/21	17.58	0.21	5.34	5.55	(0.26)	(0.30)	(0.56)	22.57	32.02	276,023	1.56	1.56	0.98	34
Year ended 10/31/20	20.22	0.29	(2.04)	(1.75)	(0.31)	(0.58)	(0.89)	17.58	(8.96)	300,883	1.58	1.58	1.55	8
Year ended 10/31/19	19.30	0.32	1.86	2.18	(0.36)	(0.90)	(1.26)	20.22	12.08	449,838	1.56	1.57	1.70	5
Year ended 10/31/18	19.92	0.28	(0.47)	(0.19)	(0.28)	(0.15)	(0.43)	19.30	(1.01)	634,394	1.54	1.55	1.42	10
Year ended 10/31/17	18.59	0.21	1.77	1.98	(0.18)	(0.47)	(0.65)	19.92	10.84	840,125	1.55	1.57	1.10	8
Class R
Year ended 10/31/21	17.89	0.32	5.44	5.76	(0.38)	(0.30)	(0.68)	22.97	32.66	193,353	1.06	1.06	1.48	34
Year ended 10/31/20	20.57	0.38	(2.07)	(1.69)	(0.41)	(0.58)	(0.99)	17.89	(8.48)	179,293	1.08	1.08	2.05	8
Year ended 10/31/19	19.61	0.43	1.89	2.32	(0.46)	(0.90)	(1.36)	20.57	12.69	255,482	1.06	1.07	2.20	5
Year ended 10/31/18	20.24	0.39	(0.49)	(0.10)	(0.38)	(0.15)	(0.53)	19.61	(0.52)	306,070	1.04	1.05	1.92	10
Year ended 10/31/17	18.88	0.32	1.80	2.12	(0.29)	(0.47)	(0.76)	20.24	11.40	358,418	1.05	1.07	1.60	8
Class Y
Year ended 10/31/21	17.84	0.43	5.42	5.85	(0.48)	(0.30)	(0.78)	22.91	33.35	1,620,295	0.56	0.56	1.98	34
Year ended 10/31/20	20.53	0.48	(2.08)	(1.60)	(0.51)	(0.58)	(1.09)	17.84	(8.07)	1,589,496	0.58	0.58	2.55	8
Year ended 10/31/19	19.57	0.52	1.90	2.42	(0.56)	(0.90)	(1.46)	20.53	13.27	2,547,134	0.56	0.57	2.70	5
Year ended 10/31/18	20.20	0.49	(0.49)	0.00	(0.48)	(0.15)	(0.63)	19.57	(0.03)	2,844,688	0.54	0.55	2.42	10
Year ended 10/31/17	18.85	0.42	1.79	2.21	(0.39)	(0.47)	(0.86)	20.20	11.93	4,278,325	0.55	0.57	2.10	8
Investor Class
Year ended 10/31/21	17.82	0.40	5.41	5.81	(0.45)	(0.30)	(0.75)	22.88	33.11(d)	1,742,672	0.70(d)	0.70(d)	1.84(d)	34
Year ended 10/31/20	20.49	0.44	(2.06)	(1.62)	(0.47)	(0.58)	(1.05)	17.82	(8.17)(d)	1,489,011	0.77(d)	0.77(d)	2.36(d)	8
Year ended 10/31/19	19.54	0.49	1.88	2.37	(0.52)	(0.90)	(1.42)	20.49	13.00(d)	1,817,251	0.74(d)	0.75(d)	2.52(d)	5
Year ended 10/31/18	20.16	0.45	(0.48)	(0.03)	(0.44)	(0.15)	(0.59)	19.54	(0.19)(d)	1,815,421	0.74(d)	0.75(d)	2.22(d)	10
Year ended 10/31/17	18.81	0.37	1.79	2.16	(0.34)	(0.47)	(0.81)	20.16	11.69(d)	2,113,750	0.75(d)	0.77(d)	1.90(d)	8
Class R5
Year ended 10/31/21	17.82	0.43	5.43	5.86	(0.49)	(0.30)	(0.79)	22.89	33.45	3,062,152	0.52	0.52	2.02	34
Year ended 10/31/20	20.50	0.49	(2.07)	(1.58)	(0.52)	(0.58)	(1.10)	17.82	(7.98)	3,107,721	0.52	0.52	2.61	8
Year ended 10/31/19	19.55	0.54	1.88	2.42	(0.57)	(0.90)	(1.47)	20.50	13.29	3,915,168	0.50	0.51	2.76	5
Year ended 10/31/18	20.18	0.50	(0.49)	0.01	(0.49)	(0.15)	(0.64)	19.55	0.02	3,715,586	0.50	0.51	2.46	10
Year ended 10/31/17	18.83	0.43	1.79	2.22	(0.40)	(0.47)	(0.87)	20.18	11.99	3,845,848	0.49	0.51	2.16	8
Class R6
Year ended 10/31/21	17.83	0.45	5.42	5.87	(0.51)	(0.30)	(0.81)	22.89	33.49	3,605,804	0.43	0.43	2.11	34
Year ended 10/31/20	20.51	0.50	(2.07)	(1.57)	(0.53)	(0.58)	(1.11)	17.83	(7.88)	4,024,875	0.43	0.43	2.70	8
Year ended 10/31/19	19.55	0.55	1.90	2.45	(0.59)	(0.90)	(1.49)	20.51	13.44	5,197,717	0.41	0.42	2.85	5
Year ended 10/31/18	20.19	0.51	(0.49)	0.02	(0.51)	(0.15)	(0.66)	19.55	0.07	5,905,494	0.40	0.41	2.56	10
Year ended 10/31/17	18.83	0.45	1.79	2.24	(0.41)	(0.47)	(0.88)	20.19	12.15	6,344,022	0.39	0.41	2.26	8

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.14%, 0.19%, 0.18%, 0.20% and 0.20% for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Diversified Dividend Fund

Notes to Financial Statements

October 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Diversified Dividend Fund (the “Fund”) is a series portfolio of AIM Equity Funds (Invesco Equity Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital and, secondarily, current income.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

15	Invesco Diversified Dividend Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2021, the fees paid to the Adviser were less than $100.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2)

16	Invesco Diversified Dividend Fund

currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 350 million	0.600%

Next $350 million	0.550%

Next $1.3 billion	0.500%

Next $2 billion	0.450%

Next $2 billion	0.400%

Next $2 billion	0.375%

Over $8 billion	0.350%

For the year ended October 31, 2021, the effective advisory fee rate incurred by the Fund was 0.39%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2021, the Adviser waived advisory fees of $192,059.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s

17	Invesco Diversified Dividend Fund

average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2021, IDI advised the Fund that IDI retained $453,934 in front-end sales commissions from the sale of Class A shares and $16,821 and $8,819 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended October 31, 2021, the Fund incurred $7,928 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$13,344,426,975	$1,154,654,268	$–	$14,499,081,243

Money Market Funds	158,727,108	119,050,976	–	277,778,084

Total Investments	$13,503,154,083	$1,273,705,244	$–	$14,776,859,327

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2021.

Effect of Derivative Investments for the year ended October 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk

Realized Gain (Loss):
Forward foreign currency contracts	$(17,324,781)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(8,662,765)

Total	$(25,987,546)

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts

Average notional value	$604,773,149

18	Invesco Diversified Dividend Fund

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,926.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020 :

	2021	2020

Ordinary income*	$352,770,110	$465,090,178

Long-term capital gain	234,485,039	501,949,905

Total distributions	$587,255,149	$967,040,083

* Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$87,725,893

Undistributed long-term capital gain	1,940,743,597

Net unrealized appreciation – investments	4,359,730,168

Net unrealized appreciation – foreign currencies	30,953

Temporary book/tax differences	(766,176)

Shares of beneficial interest	8,400,784,966

Total net assets	$14,788,249,401

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2021.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2021 was $5,180,909,205 and $8,733,490,933, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$4,604,956,379

Aggregate unrealized (depreciation) of investments	(245,226,211)

Net unrealized appreciation of investments	$4,359,730,168

Cost of investments for tax purposes is $ 10,417,129,159.

19	Invesco Diversified Dividend Fund

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of equalization payments, on October 31, 2021, undistributed net investment income was increased by $17,946,321, undistributed net realized gain was decreased by $275,518,321 and shares of beneficial interest was increased by $257,572,000. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity
	Year ended		Year ended
	October 31, 2021(a)		October 31, 2020
	Shares	Amount	Shares	Amount
Sold:
Class A	15,025,998	$322,187,664	25,607,546	$465,244,711
Class C	912,591	19,256,308	2,496,922	45,256,042
Class R	1,226,867	26,267,145	1,822,137	33,168,559
Class Y	16,923,688	360,367,904	28,615,278	521,499,195
Investor Class	1,911,873	40,279,459	2,489,485	45,952,758
Class R5	17,766,016	375,436,561	21,645,258	392,436,359
Class R6	27,399,714	581,799,439	70,483,352	1,342,738,444

Issued as reinvestment of dividends:
Class A	6,335,038	130,696,930	11,551,741	221,324,807
Class C	390,145	7,830,053	892,455	17,063,251
Class R	308,785	6,372,167	589,163	11,328,629
Class Y	2,600,190	53,549,154	5,440,842	103,836,227
Investor Class	2,660,335	54,868,705	4,436,977	84,618,975
Class R5	6,346,288	130,949,359	10,599,545	201,296,518
Class R6	8,198,014	169,253,130	14,614,461	275,773,873

Automatic conversion of Class C shares to Class A shares:
Class A	2,823,623	58,964,482	1,370,205	24,950,034
Class C	(2,861,608)	(58,964,482)	(1,388,871)	(24,950,034)

Reacquired:
Class A	(38,780,275)	(826,886,669)	(80,239,126)	(1,535,183,748)
Class C	(3,323,603)	(69,227,572)	(7,133,744)	(126,823,331)
Class R	(3,140,532)	(67,015,715)	(4,808,776)	(90,369,654)
Class Y	(37,881,837)	(816,047,111)	(69,068,270)	(1,252,124,369)
Investor Class	(11,986,826)	(256,370,770)	(12,024,735)	(221,268,590)
Class R5	(64,662,581)	(1,403,903,653)	(48,828,134)	(904,900,050)
Class R6	(103,846,708)	(2,258,241,641)	(112,750,641)	(2,033,752,511)
Net increase (decrease) in share activity	(155,654,805)	$(3,418,579,153)	(133,586,930)	$(2,402,883,905)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 48% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20	Invesco Diversified Dividend Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds (Invesco Equity Funds) and Shareholders of Invesco Diversified Dividend Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Diversified Dividend Fund (one of the funds constituting AIM Equity Funds (Invesco Equity Funds), referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21	Invesco Diversified Dividend Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,036.30	$4.11	$1,021.17	$4.08	0.80%
Class C	1,000.00	1,032.30	7.94	1,017.39	7.88	1.55
Class R	1,000.00	1,034.90	5.39	1,019.91	5.35	1.05
Class Y	1,000.00	1,037.60	2.82	1,022.43	2.80	0.55
Investor Class	1,000.00	1,036.80	3.49	1,021.78	3.47	0.68
Class R5	1,000.00	1,037.40	2.62	1,022.63	2.60	0.51
Class R6	1,000.00	1,038.30	2.21	1,023.04	2.19	0.43

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2021 through October 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22	Invesco Diversified Dividend Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Equity Funds (Invesco Equity Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Diversified Dividend Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against Russell 1000® Value Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one and five year periods, and the fourth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe. The Board noted that the Fund’s overweight exposure to certain sectors detracted from Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

23	Invesco Diversified Dividend Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2020.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.

The Board requested and received additional information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

24	Invesco Diversified Dividend Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$492,057,039
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	92.00%
U.S. Treasury Obligations*	0.01%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$21,766,204

25	Invesco Diversified Dividend Fund

Trustees and Officers

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Diversified Dividend Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management —  Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

T-2	Invesco Diversified Dividend Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees – (continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	186	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-3	Invesco Diversified Dividend Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk[2] — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-4	Invesco Diversified Dividend Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers – (continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-5	Invesco Diversified Dividend Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers – (continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

[2]	On November 10, 2021, Russell Burk resigned from his role as Senior Vice President and Senior Officer of the Invesco Funds.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Diversified Dividend Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-01424 and 002-25469	Invesco Distributors, Inc.	DDI-AR-1

Annual Report to Shareholders	October 31, 2021

Invesco Main Street Fund®

Nasdaq:

A: MSIGX ∎ C: MIGCX ∎ R: OMGNX ∎ Y: MIGYX ∎ R5: MSJFX ∎ R6: OMSIX

2	Management’s Discussion

2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

7	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Approval of Investment Advisory and Sub-Advisory Contracts

24	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2021, Class A shares of Invesco Main Street Fund® (the Fund), at net asset value (NAV), underperformed the S&P 500 Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/20 to 10/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	40.26%
Class C Shares	39.19
Class R Shares	39.88
Class Y Shares	40.57
Class R5 Shares	40.73
Class R6 Shares	40.75
S&P 500 Index▼	42.91

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

US equity markets posted gains in the fourth quarter of 2020, as positive news on coronavirus (COVID-19) vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter of 2020 with employment gains and gross domestic product (GDP) growth down from the third quarter of 2020. However, stocks were buoyed by the US Federal Reserve (the Fed) pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made”1 toward employment and inflation targets.

    US political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp sell-off in late January 2021. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at year-end to 1.75%2 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March 2021 saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

    The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that the US GDP grew at a 6.4% annualized rate for the first quarter of 2021.3 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September,3 the Fed declined to raise interest rates at its September Federal Open Market Committee meeting. The US stock market saw continued volatility in August 2021 and a sell-off through most of September 2021 due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs. In October 2021, investor sentiment improved as many S&P 500 index companies met or exceeded earnings expectations and the index hit new record highs. For the fiscal year, the S&P 500 Index returned 42.91%.4

    During the fiscal year, stock selection in the health care and information technology sectors were the largest contributors to the Fund’s performance versus the S&P 500 Index. This was offset by weaker stock selection in the communication services and energy sectors.

    The largest individual contributors to the Fund’s performance relative to the S&P 500 Index during the fiscal year included Applied Materials, Capital One and HCA Healthcare. Applied Materials benefited from a strong fundamental backdrop as there were secular demand of drivers for semiconductors that supported earnings. Capital One, whose main businesses include credit cards and consumer banking, benefited as it became more apparent that the US would continue its path to reopening. We exited our holding as of the end of the fiscal year. HCA and hospital operators in general, rebounded as they improved their ability to operate during the COVID-19 pandemic and saw a decrease in procedures being suspended.

    The largest individual detractors to the Fund’s performance during the fiscal year included a2 Milk, Quidel and Biogen. a2 Milk, which sells milk and dairy products globally, was negatively impacted by falling sales in China, one of its most important sales channels. Quidel, a maker of rapid diagnostic tests, continued to give back some of the substantial gains it experienced at the onset of the pandemic as more of the population became vaccinated and the growth rate demand for COVID-19 testing decreased. Biogen, a bio-pharmaceutical company, sold off significantly in June 2021 after announcing disappointing news around a key pipeline drug. We exited all three of these holdings during the fiscal year.

    We continue to maintain our discipline around valuation and focus on companies that we believe have competitive advantages and skilled management teams that are out-executing peers. We believe this disciplined approach is essential to generating attractive long-term performance.

    We thank you for your continued investment in Invesco Main Street Fund®.

1	Source: US Federal Reserve

2	Source: Bloomberg LP

3	Source: Bureau of Labor Statistics, July 13, 2021

4	Source: Lipper Inc.

Portfolio manager(s):

Manind Govil - Lead

Paul Larson

Benjamin Ram

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2	Invesco Main Street Fund®

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/11

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3	Invesco Main Street Fund®

Average Annual Total Returns
As of 10/31/21, including maximum applicable sales charges

Class A Shares
Inception (2/3/88)	11.62%
10 Years	14.11
5 Years	15.05
1 Year	32.56

Class C Shares
Inception (12/1/93)	9.09%
10 Years	14.07
5 Years	15.47
1 Year	38.19

Class R Shares
Inception (3/1/01)	7.59%
10 Years	14.45
5 Years	16.04
1 Year	39.88

Class Y Shares
Inception (11/1/96)	9.03%
10 Years	15.06
5 Years	16.63
1 Year	40.57

Class R5 Shares
10 Years	14.85%
5 Years	16.55
1 Year	40.73

Class R6 Shares
Inception (12/29/11)	15.29%
5 Years	16.79
1 Year	40.75

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Main Street Fund®, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Main Street Fund®. Note: The Fund was subsequently renamed the Invesco Main Street Fund® (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on

Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco Main Street Fund®

Supplemental Information

Invesco Main Street Fund’s® investment objective is to seek capital appreciation.

∎ Unless otherwise stated, information presented in this report is as of October 31, 2021, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5	Invesco Main Street Fund®

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	26.43%

Consumer Discretionary	14.44

Health Care	14.29

Financials	11.29

Industrials	10.96

Communication Services	8.88

Consumer Staples	5.07

Real Estate	2.66

Energy	2.29

Other Sectors, Each Less than 2% of Net Assets	3.35

Money Market Funds Plus Other Assets Less Liabilities	0.34

Top 10 Equity Holdings*

		% of total net assets

1.	Microsoft Corp.	6.79%

2.	Amazon.com, Inc.	5.47

3.	JPMorgan Chase & Co.	3.72

4.	salesforce.com, inc.	3.02

5.	United Parcel Service, Inc., Class B	2.84

6.	UnitedHealth Group, Inc.	2.81

7.	Alphabet, Inc., Class A	2.68

8.	Prologis, Inc.	2.65

9.	HCA Healthcare, Inc.	2.48

10.	QUALCOMM, Inc.	2.21

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2021.

6	Invesco Main Street Fund®

Schedule of Investments(a)

October 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests-99.66%
Aerospace & Defense-1.76%
Raytheon Technologies Corp.	2,289,397	$203,435,817

Air Freight & Logistics-2.84%
United Parcel Service, Inc., Class B	1,535,134	327,705,055

Airlines-0.46%
Southwest Airlines Co.(b)(c)	1,123,751	53,130,947

Application Software-4.47%
Manhattan Associates, Inc.(b)	192,338	34,917,041

salesforce.com, inc.(b)	1,162,225	348,307,210

Workday, Inc., Class A(b)	456,728	132,441,985

		515,666,236

Automobile Manufacturers-1.82%
General Motors Co.(b)	2,521,922	137,268,215

Tesla, Inc.(b)	65,864	73,372,496

		210,640,711

Automotive Retail-1.85%
CarMax, Inc.(b)	841,690	115,244,195

O’Reilly Automotive, Inc.(b)	157,221	97,841,773

		213,085,968

Biotechnology-0.90%
Seagen, Inc.(b)	589,269	103,905,803

Cable & Satellite-1.47%
Comcast Corp., Class A	3,302,350	169,839,861

Commodity Chemicals-0.72%
Valvoline, Inc.	2,461,011	83,575,934

Communications Equipment-1.41%
Motorola Solutions, Inc.	654,537	162,711,353

Construction Machinery & Heavy Trucks-1.36%
Caterpillar, Inc.	768,393	156,759,856

Construction Materials-1.20%
Vulcan Materials Co.	725,944	138,016,473

Data Processing & Outsourced Services-2.20%
Fiserv, Inc.(b)	1,409,039	138,776,251

Mastercard, Inc., Class A	343,269	115,173,615

		253,949,866

Distillers & Vintners-1.32%
Constellation Brands, Inc., Class A	704,543	152,751,968

Diversified Banks-3.72%
JPMorgan Chase & Co.	2,525,142	428,996,374

Electric Utilities-1.43%
FirstEnergy Corp.	4,288,647	165,241,569

Electrical Components & Equipment-1.19%
Hubbell, Inc.	293,865	58,587,865

Rockwell Automation, Inc.(c)	245,238	78,329,017

		136,916,882

	Shares	Value

Environmental & Facilities Services-0.58%
Waste Connections, Inc.	493,033	$67,057,418

Financial Exchanges & Data-1.90%
Intercontinental Exchange, Inc.	1,582,082	219,055,074

Food Distributors-0.90%
Sysco Corp.	1,347,588	103,629,517

General Merchandise Stores-1.35%
Target Corp.	600,436	155,885,194

Health Care Facilities-2.96%
HCA Healthcare, Inc.	1,144,515	286,655,227

Tenet Healthcare Corp.(b)(c)	761,977	54,603,272

		341,258,499

Health Care Services-1.89%
CVS Health Corp.	2,449,317	218,675,022

Health Care Supplies-0.98%
Cooper Cos., Inc. (The)	271,306	113,112,898

Home Improvement Retail-1.88%
Floor & Decor Holdings, Inc., Class A(b)	231,594	31,478,257

Home Depot, Inc. (The)	497,903	185,090,461

		216,568,718

Homebuilding-0.80%
D.R. Horton, Inc.	1,032,961	92,212,429

Hotels, Resorts & Cruise Lines-1.28%
Airbnb, Inc., Class A(b)	863,512	147,366,958

Household Products-1.78%
Procter & Gamble Co. (The)	1,439,588	205,846,688

Industrial Machinery-1.36%
Otis Worldwide Corp.	1,959,903	157,399,810

Industrial REITs-2.66%
Prologis, Inc.	2,114,324	306,492,407

Integrated Oil & Gas-0.69%
Exxon Mobil Corp.	1,237,509	79,782,205

Integrated Telecommunication Services-1.59%
Verizon Communications, Inc.	3,455,956	183,131,108

Interactive Home Entertainment-0.39%
Zynga, Inc., Class A(b)	6,074,151	44,827,234

Interactive Media & Services-3.01%
Alphabet, Inc., Class A(b)	104,382	309,066,751

Snap, Inc., Class A(b)	738,803	38,846,262

		347,913,013

Internet & Direct Marketing Retail-5.47%
Amazon.com, Inc.(b)	187,208	631,345,875

Internet Services & Infrastructure-0.60%
Snowflake, Inc., Class A(b)	195,131	69,045,153

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Main Street Fund®

	Shares	Value

IT Consulting & Other Services-1.88%
Accenture PLC, Class A	483,150	$173,349,388

Amdocs Ltd.	558,965	43,509,836

		216,859,224

Life Sciences Tools & Services-0.73%
Avantor, Inc.(b)(c)	2,087,391	84,288,849

Managed Health Care-2.81%
UnitedHealth Group, Inc.	703,830	324,092,600

Movies & Entertainment-2.42%
Netflix, Inc.(b)	345,174	238,277,064

Warner Music Group Corp., Class A	830,086	41,080,956

		279,358,020

Oil & Gas Refining & Marketing-1.01%
Valero Energy Corp.	1,513,580	117,045,141

Oil & Gas Storage & Transportation-0.58%
Magellan Midstream Partners L.P.	1,375,339	67,391,611

Other Diversified Financial Services-1.91%
Equitable Holdings, Inc.	6,589,827	220,759,205

Packaged Foods & Meats-1.07%
Mondelez International, Inc., Class A	2,033,388	123,507,987

Pharmaceuticals-4.02%
AstraZeneca PLC, ADR (United Kingdom)	3,020,026	188,389,221

Bayer AG (Germany)	615,197	34,614,571

Eli Lilly and Co.	947,447	241,371,598

		464,375,390

Property & Casualty Insurance-0.93%
Allstate Corp. (The)	866,326	107,138,536

Railroads-0.93%
Union Pacific Corp.	446,945	107,892,523

Regional Banks-2.21%
CIT Group, Inc.	1,238,575	61,346,620

First Citizens BancShares, Inc., Class A(c)	50,896	41,424,254

Signature Bank	220,724	65,736,022

SVB Financial Group(b)	121,418	87,105,273

		255,612,169

Research & Consulting Services-0.47%
TransUnion	472,125	54,431,291

Semiconductor Equipment-1.79%
Applied Materials, Inc.	1,515,673	207,116,716

Investment Abbreviations:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

	Shares	Value

Semiconductors-3.70%
Advanced Micro Devices, Inc.(b)	1,426,639	$171,524,807

QUALCOMM, Inc.	1,916,949	255,030,895

		426,555,702

Systems Software-8.60%
Microsoft Corp.	2,363,684	783,844,888

ServiceNow, Inc.(b)	105,530	73,634,613

VMware, Inc., Class A(b)(c)	893,961	135,613,884

		993,093,385

Technology Hardware, Storage & Peripherals-1.79%
Apple, Inc.	1,378,153	206,447,319

Thrifts & Mortgage Finance-0.62%
Rocket Cos., Inc., Class A	4,355,437	71,777,602

Total Common Stocks & Other Equity Interests (Cost $7,683,883,848)		11,504,679,163

Money Market Funds-0.08%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	2,916,163	2,916,163

Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(d)(e)	2,915,679	2,916,554

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	3,332,758	3,332,758

Total Money Market Funds (Cost $9,165,475)		9,165,475

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.74% (Cost $7,693,049,323)		11,513,844,638

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.57%
Invesco Private Government Fund, 0.02%(d)(e)(f)	54,353,000	54,353,000

Invesco Private Prime Fund, 0.11%(d)(e)(f)	126,772,957	126,823,666

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $181,176,665)		181,176,666

TOTAL INVESTMENTS IN SECURITIES-101.31% (Cost $7,874,225,988)		11,695,021,304

OTHER ASSETS LESS LIABILITIES-(1.31)%		(150,976,466)

NET ASSETS-100.00%		$11,544,044,838

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Main Street Fund®

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$16,179,194	$469,210,413	$(482,473,444)	$-	$-	$2,916,163	$4,637
Invesco Liquid Assets Portfolio, Institutional Class	6,348,183	334,398,476	(337,830,087)	635	(653)	2,916,554	2,451
Invesco Treasury Portfolio, Institutional Class	18,490,508	536,240,472	(551,398,222)	-	-	3,332,758	2,190
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	39,425,342	552,327,584	(537,399,926)	-	-	54,353,000	6,730*
Invesco Private Prime Fund	59,138,012	944,445,123	(876,759,470)	1	-	126,823,666	88,384*
Total	$139,581,239	$2,836,622,068	$(2,785,861,149)	$636	$(653)	$190,342,141	$104,392

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Main Street Fund®

Statement of Assets and Liabilities

October 31, 2021

Assets:

Investments in unaffiliated securities, at value (Cost $7,683,883,848)*	$11,504,679,163

Investments in affiliated money market funds, at value (Cost $190,342,140)	190,342,141

Cash	3,000,000

Foreign currencies, at value (Cost $151)	149

Receivable for:
Investments sold	28,358,789

Fund shares sold	2,657,676

Dividends	9,688,463

Investment for trustee deferred compensation and retirement plans	904,230

Other assets	73,483

Total assets	11,739,704,094

Liabilities:

Payable for:
Investments purchased	1,948,389

Fund shares reacquired	5,767,095

Collateral upon return of securities loaned	181,176,665

Accrued fees to affiliates	4,913,458

Accrued other operating expenses	949,419

Trustee deferred compensation and retirement plans	904,230

Total liabilities	195,659,256

Net assets applicable to shares outstanding	$11,544,044,838

Net assets consist of:

Shares of beneficial interest	$5,895,520,623

Distributable earnings	5,648,524,215

$11,544,044,838

Net Assets:

Class A	$9,808,666,682

Class C	$307,345,551

Class R	$291,450,141

Class Y	$596,575,170

Class R5	$14,526

Class R6	$539,992,768

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	148,220,968

Class C	5,076,441

Class R	4,538,760

Class Y	9,073,535

Class R5	218

Class R6	8,209,645

Class A:
Net asset value per share	$66.18

Maximum offering price per share (Net asset value of $66.18 ÷ 94.50%)	$70.03

Class C:
Net asset value and offering price per share	$60.54

Class R:
Net asset value and offering price per share	$64.21

Class Y:
Net asset value and offering price per share	$65.75

Class R5:
Net asset value and offering price per share	$66.63

Class R6:
Net asset value and offering price per share	$65.78

*	At October 31, 2021, securities with an aggregate value of $176,987,695 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Main Street Fund®

Statement of Operations

For the year ended October 31, 2021

Investment income:

Dividends (net of foreign withholding taxes of $109,490)	$147,613,601

Dividends from affiliated money market funds (includes securities lending income of $1,465,300)	1,474,578

Total investment income	149,088,179

Expenses:

Advisory fees	46,944,421

Administrative services fees	1,497,613

Custodian fees	73,187

Distribution fees:
Class A	20,539,299

Class C	3,028,016

Class R	1,333,860

Transfer agent fees – A, C, R and Y	11,764,027

Transfer agent fees – R5	1

Transfer agent fees – R6	59,665

Trustees’ and officers’ fees and benefits	108,616

Registration and filing fees	187,270

Reports to shareholders	653,766

Professional services fees	128,042

Other	214,935

Total expenses	86,532,718

Less: Fees waived and/or expense offset arrangement(s)	(43,725)

Net expenses	86,488,993

Net investment income	62,599,186

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	1,852,972,487

Affiliated investment securities	(653)

Foreign currencies	(45,430)

1,852,926,404

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	1,554,573,184

Affiliated investment securities	636

Foreign currencies	(3)

1,554,573,817

Net realized and unrealized gain	3,407,500,221

Net increase in net assets resulting from operations	$3,470,099,407

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Main Street Fund®

Statement of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	2021	2020

Operations:

Net investment income	$62,599,186	$83,685,259

Net realized gain	1,852,926,404	234,091,873

Change in net unrealized appreciation	1,554,573,817	305,589,753

Net increase in net assets resulting from operations	3,470,099,407	623,366,885

Distributions to shareholders from distributable earnings:

Class A	(257,779,861)	(629,335,556)

Class C	(10,580,645)	(29,117,121)

Class R	(7,703,892)	(18,474,893)

Class Y	(15,724,229)	(51,123,360)

Class R5	(376)	(903)

Class R6	(15,515,693)	(39,950,554)

Total distributions from distributable earnings	(307,304,696)	(768,002,387)

Share transactions-net:

Class A	(373,051,867)	(81,425,725)

Class C	(82,556,465)	(35,320,624)

Class R	(6,867,416)	1,681,926

Class Y	(6,957,858)	(134,433,972)

Class R6	(53,575,406)	(176,423,631)

Net increase (decrease) in net assets resulting from share transactions	(523,009,012)	(425,922,026)

Net increase (decrease) in net assets	2,639,785,699	(570,557,528)

Net assets:

Beginning of year	8,904,259,139	9,474,816,667

End of year	$11,544,044,838	$8,904,259,139

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Main Street Fund®

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Year ended 10/31/21	$48.70	$0.35	$18.82	$19.17	$(0.44)	$(1.25)	$(1.69)	$66.18	40.26	%(e)	$9,808,667	0.82	%(e)	0.82	%(e)	0.58	%(e)	47%
Year ended 10/31/20	49.26	0.44	3.08	3.52	(0.43)	(3.65)	(4.08)	48.70	7.38	(e)	7,502,604	0.83	(e)	0.83	(e)	0.93	(e)	37
Two months ended 10/31/19	48.16	0.07	1.03	1.10	–	–	–	49.26	2.28		7,681,783	0.85	(f)	0.85	(f)	0.81	(f)	7
Year ended 08/31/19	54.31	0.49	1.14	1.63	(0.49)	(7.29)	(7.78)	48.16	5.14		7,625,507	0.88		0.88		1.03		49
Year ended 08/31/18	52.61	0.45	5.08	5.53	(0.55)	(3.28)	(3.83)	54.31	10.99		7,579,158	0.90		0.90		0.87		56
Year ended 08/31/17	46.57	0.53	6.90	7.43	(0.51)	(0.88)	(1.39)	52.61	16.27		7,436,792	0.93		0.93		1.08		40
Class C
Year ended 10/31/21	44.96	(0.10)	17.31	17.21	(0.38)	(1.25)	(1.63)	60.54	39.19		307,346	1.59		1.59		(0.19)		47
Year ended 10/31/20	45.99	0.07	2.86	2.93	(0.31)	(3.65)	(3.96)	44.96	6.55		300,125	1.60		1.60		0.16		37
Two months ended 10/31/19	45.03	0.00	0.96	0.96	–	–	–	45.99	2.13		343,918	1.62	(f)	1.62	(f)	0.04	(f)	7
Year ended 08/31/19	51.26	0.11	1.06	1.17	(0.11)	(7.29)	(7.40)	45.03	4.34		350,276	1.65		1.65		0.26		49
Year ended 08/31/18	49.85	0.05	4.81	4.86	(0.17)	(3.28)	(3.45)	51.26	10.16		810,071	1.67		1.67		0.11		56
Year ended 08/31/17	44.24	0.15	6.54	6.69	(0.20)	(0.88)	(1.08)	49.85	15.39		826,928	1.68		1.68		0.32		40
Class R
Year ended 10/31/21	47.40	0.18	18.30	18.48	(0.42)	(1.25)	(1.67)	64.21	39.88		291,450	1.09		1.09		0.31		47
Year ended 10/31/20	48.13	0.30	3.00	3.30	(0.38)	(3.65)	(4.03)	47.40	7.09		219,954	1.10		1.10		0.66		37
Two months ended 10/31/19	47.08	0.04	1.01	1.05	–	–	–	48.13	2.23		221,335	1.12	(f)	1.12	(f)	0.54	(f)	7
Year ended 08/31/19	53.26	0.35	1.11	1.46	(0.35)	(7.29)	(7.64)	47.08	4.84		218,620	1.15		1.15		0.76		49
Year ended 08/31/18	51.70	0.31	4.98	5.29	(0.45)	(3.28)	(3.73)	53.26	10.70		223,733	1.17		1.17		0.61		56
Year ended 08/31/17	45.82	0.40	6.77	7.17	(0.41)	(0.88)	(1.29)	51.70	15.99		189,337	1.18		1.18		0.82		40
Class Y
Year ended 10/31/21	48.31	0.48	18.67	19.15	(0.46)	(1.25)	(1.71)	65.75	40.57		596,575	0.59		0.59		0.81		47
Year ended 10/31/20	48.82	0.54	3.07	3.61	(0.47)	(3.65)	(4.12)	48.31	7.64		443,001	0.60		0.60		1.16		37
Two months ended 10/31/19	47.72	0.08	1.02	1.10	–	–	–	48.82	2.31		611,287	0.62	(f)	0.62	(f)	1.04	(f)	7
Year ended 08/31/19	53.90	0.59	1.13	1.72	(0.61)	(7.29)	(7.90)	47.72	5.37		590,781	0.65		0.65		1.26		49
Year ended 08/31/18	52.25	0.57	5.03	5.60	(0.67)	(3.28)	(3.95)	53.90	11.25		820,422	0.67		0.67		1.10		56
Year ended 08/31/17	46.26	0.64	6.85	7.49	(0.62)	(0.88)	(1.50)	52.25	16.55		778,910	0.69		0.69		1.32		40
Class R5
Year ended 10/31/21	48.89	0.55	18.91	19.46	(0.47)	(1.25)	(1.72)	66.63	40.73		15	0.48		0.48		0.92		47
Year ended 10/31/20	49.33	0.61	3.08	3.69	(0.48)	(3.65)	(4.13)	48.89	7.75		11	0.48		0.48		1.28		37
Two months ended 10/31/19	48.20	0.09	1.04	1.13	–	–	–	49.33	2.34		11	0.52	(f)	0.52	(f)	1.14	(f)	7
Period ended 08/31/19(g)	45.79	0.18	2.23	2.41	–	–	–	48.20	5.26		11	0.54	(f)	0.54	(f)	1.37	(f)	49
Class R6
Year ended 10/31/21	48.28	0.54	18.68	19.22	(0.47)	(1.25)	(1.72)	65.78	40.75		539,993	0.48		0.48		0.92		47
Year ended 10/31/20	48.77	0.60	3.05	3.65	(0.49)	(3.65)	(4.14)	48.28	7.75		438,565	0.48		0.48		1.28		37
Two months ended 10/31/19	47.66	0.09	1.02	1.11	–	–	–	48.77	2.33		616,482	0.48	(f)	0.48	(f)	1.18	(f)	7
Year ended 08/31/19	53.87	0.66	1.12	1.78	(0.70)	(7.29)	(7.99)	47.66	5.55		621,207	0.49		0.49		1.42		49
Year ended 08/31/18	52.22	0.66	5.03	5.69	(0.76)	(3.28)	(4.04)	53.87	11.45		720,854	0.50		0.50		1.27		56
Year ended 08/31/17	46.25	0.73	6.83	7.56	(0.71)	(0.88)	(1.59)	52.22	16.76		756,378	0.50		0.50		1.49		40

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include estimated acquired fund fees from underlying funds of 0.00% for the two months ended October 31, 2019 and the years ended August 31, 2019, 2018 and 2017, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.23% for the years ended October 31, 2021 and 2020.

(f)	Annualized.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Main Street Fund®

Notes to Financial Statements

October 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Main Street Fund® (the “Fund”) is a series portfolio of AIM Equity Funds (Invesco Equity Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment

14	Invesco Main Street Fund®

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2021, the fees paid to the Adviser were less than $100.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized

15	Invesco Main Street Fund®

foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

Up to $200 million	0.650%

Next $150 million	0.600%

Next $150 million	0.550%

Next $9.5 billion	0.450%

Next $10 billion	0.430%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2021, the effective advisory fee rate incurred by the Fund was 0.44%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective June 1, 2021 through at least June 30, 2022, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to June 1, 2021, the Adviser had contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.92%, 1.68%, 1.18%, 0.67%, 0.55% and 0.50% , respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2021, the Adviser waived advisory fees of $25,308.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

16	Invesco Main Street Fund®

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2021, IDI advised the Fund that IDI retained $761,782 in front-end sales commissions from the sale of Class A shares and $16,541 and $8,329 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended October 31, 2021, the Fund incurred $10,616 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$11,470,064,592	$34,614,571	$–	$11,504,679,163

Money Market Funds	9,165,475	181,176,666	–	190,342,141

Total Investments	$11,479,230,067	$215,791,237	$–	$11,695,021,304

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2021, the Fund engaged in securities purchases of $33,425,133.

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $18,417.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate

17	Invesco Main Street Fund®

by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020:

	2021	2020

Ordinary income*	$80,520,919	$93,999,393

Long-term capital gain	226,783,777	674,002,994

Total distributions	$307,304,696	$768,002,387

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$292,812,386

Undistributed long-term capital gain	1,588,905,975

Net unrealized appreciation – investments	3,816,256,047

Net unrealized appreciation (depreciation) – foreign currencies	(2)

Temporary book/tax differences	(49,450,191)

Shares of beneficial interest	5,895,520,623

Total net assets	$11,544,044,838

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, master limited partnerships and partnership adjustments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2021.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2021 was $4,940,151,862 and $5,693,796,136, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$3,885,880,630

Aggregate unrealized (depreciation) of investments	(69,624,583)

Net unrealized appreciation of investments	$3,816,256,047

Cost of investments for tax purposes is $7,878,765,257.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of equalization payments and partnerships, on October 31, 2021, undistributed net investment income was decreased by $53,443,210, undistributed net realized gain was decreased by $20,190,794 and shares of beneficial interest was increased by $73,634,004. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2021(a)		October 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	6,004,663	$349,912,527	8,569,917	$394,397,361

Class C	707,922	37,816,164	1,241,750	52,458,227

Class R	663,675	37,681,412	876,934	39,615,149

Class Y	1,837,051	106,455,791	2,682,636	123,582,993

Class R6	1,564,589	91,434,562	1,815,544	81,714,395

18	Invesco Main Street Fund®

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2021(a)		October 31, 2020
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	4,665,147	$245,246,811	12,672,000	$600,019,235

Class C	213,677	10,346,263	643,978	28,341,466

Class R	149,808	7,659,671	397,082	18,345,202

Class Y	275,171	14,344,649	1,013,709	47,512,553

Class R6	294,840	15,361,145	844,968	39,544,528

Automatic conversion of Class C shares to Class A shares:
Class A	1,305,710	72,256,444	590,822	27,863,074

Class C	(1,419,448)	(72,256,444)	(637,684)	(27,863,074)

Reacquired:
Class A	(17,812,991)	(1,040,467,649)	(23,727,968)	(1,103,705,395)

Class C	(1,100,520)	(58,462,448)	(2,051,300)	(88,257,243)

Class R	(914,632)	(52,208,499)	(1,232,556)	(56,278,425)

Class Y	(2,209,441)	(127,758,298)	(7,046,871)	(305,529,518)

Class R6	(2,732,621)	(160,371,113)	(6,218,156)	(297,682,554)

Net increase (decrease) in share activity	(8,507,400)	$(523,009,012)	(9,565,195)	$(425,922,026)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 14% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19	Invesco Main Street Fund®

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds (Invesco Equity Funds) and Shareholders of Invesco Main Street Fund®

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Main Street Fund® (one of the funds constituting AIM Equity Funds (Invesco Equity Funds), referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the two years in the period ended October 31, 2021, the two months ended October 31, 2019, and the year ended August 31, 2019 for Class A, Class C, Class R, Class Y and Class R6.
For each of the two years in the period ended October 31, 2021, the two months ended October 31, 2019, and the period May 24, 2019 (commencement of operations) through August 31, 2019 for Class R5.

The financial statements of Oppenheimer Main Street Fund® (subsequently renamed Invesco Main Street Fund®) as of and for the year ended August 31, 2018 and the financial highlights for each of the periods ended on or prior to August 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 25, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20	Invesco Main Street Fund®

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,090.40	$4.22	$1,021.17	$4.08	0.80%
Class C	1,000.00	1,086.10	8.26	1,017.29	7.98	1.57
Class R	1,000.00	1,088.70	5.63	1,019.81	5.45	1.07
Class Y	1,000.00	1,091.60	3.01	1,022.33	2.91	0.57
Class R5	1,000.00	1,091.90	2.53	1,022.79	2.45	0.48
Class R6	1,000.00	1,092.10	2.53	1,022.79	2.45	0.48

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2021 through October 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21	Invesco Main Street Fund®

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Equity Funds (Invesco Equity Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Main Street Fund®’s (formerly, Invesco Oppenheimer Main Street Fund®) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the S&P 500® Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board noted that stock selection in and underweight or lack of exposure to certain sectors and names detracted from the Fund’s relative performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other

22	Invesco Main Street Fund®

performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2020.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

23	Invesco Main Street Fund®

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$300,417,777
Qualified Dividend Income*	92.80%
Corporate Dividends Received Deduction*	92.42%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24	Invesco Main Street Fund®

Trustees and Officers

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Main Street Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

T-2	Invesco Main Street Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort -1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	186	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-3	Invesco Main Street Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk[2] - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-4	Invesco Main Street Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-5	Invesco Main Street Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

[2]	On November 10, 2021, Russell Burk resigned from his role as Senior Vice President and Senior Officer of the Invesco Funds.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Main Street Fund®

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-01424 and 002-25469	Invesco Distributors, Inc.	O-MST-AR-1

Annual Report to Shareholders	October 31, 2021

Invesco Main Street All Cap Fund®

Nasdaq:

A: OMSOX ∎ C: OMSCX ∎ R: OMSNX ∎ Y: OMSYX ∎ R5: MSAZX ∎ R6: IOAPX

2	Management’s Discussion

2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

7	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

19	Report of Independent Registered Public Accounting Firm

20	Fund Expenses

21	Approval of Investment Advisory and Sub-Advisory Contracts

23	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2021, Class A shares of Invesco Main Street All Cap Fund® (the Fund), at net asset value (NAV), underperformed the Russell 3000 Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/20 to 10/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	40.82%
Class C Shares	39.78
Class R Shares	40.47
Class Y Shares	41.15
Class R5 Shares	41.24
Class R6 Shares	41.34
Russell 3000 Index▼	43.90

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

US equity markets posted gains in the fourth quarter of 2020, as positive news on coronavirus (COVID-19) vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with employment gains and gross domestic product (GDP) growth down from the third quarter of 2020. However, stocks were buoyed by the US Federal Reserve (the Fed) pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made”1 toward employment and inflation targets.

    US political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at year-end to 1.75%2 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March 2021 saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

    The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that the US GDP grew at a 6.4% annualized rate for the first quarter of 2021.3 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September,3 the Fed declined to raise interest rates at its September Federal Open Market Committee meeting. The US stock market saw continued volatility in August 2021 and a sell-off through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs. In October, investor sentiment improved as many S&P 500 Index companies met or exceeded earnings expectations and the index hit new record highs. For the fiscal year, the S&P 500 Index returned 42.91%.4

    During the fiscal year, stock selection in the information technology and financials sectors were the largest contributors to the Fund’s performance versus the Russell 3000 Index. This was offset by weaker stock selection in the consumer discretionary, consumer staples and energy sectors.

    The largest individual contributors to the Fund’s performance relative to the Russell 3000 Index during the fiscal year included Applied Materials, Signature Bank and Alphabet. Applied Materials benefited from a strong fundamental backdrop as there were secular demand drivers for semiconductors that supported earnings. Signature Bank experienced strong balance sheet growth as the company benefited from a variety of sources including private banking, venture and private equity capital call lending, treasury management services for mortgage servicing, as well as strong growth from their cryptocurrency platform. Alphabet benefited from strong advertising sales and the acceleration of companies moving to the cloud during the pandemic.

    The largest individual detractors to the Fund’s performance relative to the Russell 3000 Index during the fiscal year included LHC Group, Zynga, and Verizon Communications. LHC, which provides home health and hospice services, was negatively impacted by the pandemic and concerns regarding labor shortages in healthcare positions. Zynga, a mobile gaming company, saw engagement levels drop as economies reopened into the summer while the acquisition of new users was adversely impacted by the rollout of the application tracking transparency (ATT) privacy framework from Apple. Verizon Communications experienced weak subscriber growth as COVID-19-related retail store restrictions limited the pool of switching subscribers and a key competitor used aggressive pricing to defend its subscriber base.

    We continue to maintain our discipline around valuation and focus on companies that we believe have competitive advantages and skilled management teams that are out-executing peers. We believe this disciplined approach is essential to generating attractive long-term performance.

    We thank you for your continued investment in Invesco Main Street All Cap Fund®.

1	Source: US Federal Reserve

2	Source: Bloomberg LP

3	Source: Bureau of Labor Statistics, July 13, 2021

4	Source: Lipper Inc.

Portfolio manager(s):

Joy Budzinski

Magnus Krantz

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2	Invesco Main Street All Cap Fund®

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/11

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3	Invesco Main Street All Cap Fund®

Average Annual Total Returns
As of 10/31/21, including maximum applicable sales charges
Class A Shares
Inception (9/25/00)	8.50%
10 Years	12.97
5 Years	15.29
1 Year	33.08

Class C Shares
Inception (9/25/00)	8.49%
10 Years	12.93
5 Years	15.74
1 Year	38.78

Class R Shares
Inception (3/1/01)	8.75%
10 Years	13.31
5 Years	16.30
1 Year	40.47

Class Y Shares
Inception (9/25/00)	9.14%
10 Years	13.90
5 Years	16.88
1 Year	41.15

Class R5 Shares
10 Years	13.70%
5 Years	16.78
1 Year	41.24

Class R6 Shares
10 Years	13.71%
5 Years	16.81
1 Year	41.34

Effective May 24, 2019, Class A, Class C, Class R and Class Y shares of the Oppenheimer Main Street All Cap Fund®, (the predecessor fund), were reorganized into Class A, Class C, Class R and Class Y shares, respectively, of the Invesco Oppenheimer Main Street All Cap Fund®. Note: The Fund was subsequently renamed the Invesco Main Street All Cap Fund® (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R and Class Y shares are those for Class A, Class C, Class R and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco Main Street All Cap Fund®

Supplemental Information

Invesco Main Street All Cap Fund’s® investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Russell 3000® Index is an unmanaged index considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5	Invesco Main Street All Cap Fund®

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	25.01%

Consumer Discretionary	14.98

Health Care	12.99

Financials	12.56

Communication Services	11.16

Industrials	8.53

Consumer Staples	3.66

Energy	2.95

Utilities	2.55

Real Estate	2.54

Materials	2.01

Money Market Funds Plus Other Assets Less Liabilities	1.06

Top 10 Equity Holdings*

		% of total net assets

1.	Alphabet, Inc., Class A	6.16%

2.	Microsoft Corp.	6.00

3.	Amazon.com, Inc.	4.76

4.	Apple, Inc.	4.14

5.	JPMorgan Chase & Co.	2.92

6.	UnitedHealth Group, Inc.	2.35

7.	VMware, Inc., Class A	2.26

8.	Chevron Corp.	2.24

9.	NVIDIA Corp.	2.23

10.	salesforce.com, inc.	1.89

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2021.

6	Invesco Main Street All Cap Fund®

Schedule of Investments(a)

October 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests-98.94%
Aerospace & Defense-1.87%
Boeing Co. (The)(b)	50,578	$10,471,163

Raytheon Technologies Corp.	181,587	16,135,821

26,606,984

Air Freight & Logistics-1.46%
United Parcel Service, Inc., Class B	97,714	20,859,008

Airlines-0.37%
Spirit Airlines, Inc.(b)	244,007	5,331,553

Apparel Retail-1.12%
Ross Stores, Inc.	141,357	16,001,612

Apparel, Accessories & Luxury Goods-0.65%
Tapestry, Inc.	238,639	9,302,148

Application Software-3.67%
Consensus Cloud Solutions, Inc.(b)	16,771	1,062,107

Q2 Holdings, Inc.(b)	71,330	5,596,552

salesforce.com, inc.(b)	89,837	26,923,251

Workday, Inc., Class A(b)	64,246	18,630,055

		52,211,965

Automobile Manufacturers-2.17%
General Motors Co.(b)	300,683	16,366,176

Tesla, Inc.(b)	13,071	14,561,094

		30,927,270

Automotive Retail-1.18%
CarMax, Inc.(b)	122,525	16,776,123

Biotechnology-0.58%
Seagen, Inc.(b)	46,896	8,269,172

Construction Machinery & Heavy Trucks-0.92%
Caterpillar, Inc.	64,302	13,118,251

Construction Materials-0.83%
Vulcan Materials Co.	62,266	11,838,012

Consumer Finance-1.15%
Capital One Financial Corp.	108,312	16,358,361

Data Processing & Outsourced Services-1.88%
Mastercard, Inc., Class A	79,977	26,833,883

Distillers & Vintners-1.13%
Constellation Brands, Inc., Class A	74,534	16,159,717

Diversified Banks-2.92%
JPMorgan Chase & Co.	245,083	41,637,151

Diversified Chemicals-0.80%
Eastman Chemical Co.	108,924	11,331,364

Electric Utilities-1.56%
Avangrid, Inc.(c)	201,546	10,621,474

FirstEnergy Corp.	302,241	11,645,346

		22,266,820

	Shares	Value

Electrical Components & Equipment-0.78%
Hubbell, Inc.	55,704	$11,105,706

Financial Exchanges & Data-1.57%
Intercontinental Exchange, Inc.	161,880	22,413,905

Food Distributors-1.01%
Sysco Corp.	186,976	14,378,454

Gas Utilities-0.99%
ONE Gas, Inc.	124,621	8,386,993

Suburban Propane Partners L.P.	359,834	5,757,344

		14,144,337

Health Care Equipment-2.15%
Boston Scientific Corp.(b)	254,645	10,982,839

DexCom, Inc.(b)	16,113	10,041,783

Zimmer Biomet Holdings, Inc.	66,822	9,563,564

		30,588,186

Health Care Facilities-2.01%
HCA Healthcare, Inc.	55,733	13,958,887

Tenet Healthcare Corp.(b)	205,107	14,697,968

		28,656,855

Health Care Services-0.57%
LHC Group, Inc.(b)	60,180	8,099,626

Health Care Supplies-0.51%
Cooper Cos., Inc. (The)	17,535	7,310,692

Home Improvement Retail-1.24%
Home Depot, Inc. (The)	47,573	17,684,787

Homebuilding-0.85%
D.R. Horton, Inc.	136,117	12,151,165

Hotels, Resorts & Cruise Lines-0.54%
Airbnb, Inc., Class A(b)	44,909	7,664,170

Human Resource & Employment Services-1.22%
Korn Ferry	224,730	17,351,403

Industrial Machinery-0.85%
Stanley Black & Decker, Inc.	67,444	12,121,710

Industrial REITs-2.03%
Duke Realty Corp.	163,347	9,186,635

Prologis, Inc.	136,412	19,774,284

		28,960,919

Insurance Brokers-1.59%
Arthur J. Gallagher & Co.	134,828	22,606,611

Integrated Oil & Gas-2.23%
Chevron Corp.	277,883	31,814,825

Integrated Telecommunication Services-1.58%
Verizon Communications, Inc.	423,356	22,433,634

Interactive Home Entertainment-0.73%
Zynga, Inc., Class A(b)	1,407,216	10,385,254

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Main Street All Cap Fund®

	Shares	Value

Interactive Media & Services-8.06%
Alphabet, Inc., Class A(b)	29,626	$87,720,216

Bumble, Inc., Class A(b)(c)	53,261	2,797,268

Snap, Inc., Class A(b)	339,821	17,867,788

Ziff Davis, Inc.(b)	50,314	6,453,777

		114,839,049

Internet & Direct Marketing Retail-4.76%
Amazon.com, Inc.(b)	20,104	67,799,333

Internet Services & Infrastructure-0.17%
Snowflake, Inc., Class A(b)	6,807	2,408,589

Investment Banking & Brokerage-1.10%
Raymond James Financial, Inc.	159,136	15,689,218

Life Sciences Tools & Services-0.78%
Avantor, Inc.(b)	273,625	11,048,977

Managed Health Care-2.88%
Molina Healthcare, Inc.(b)	25,449	7,525,778

UnitedHealth Group, Inc.	72,698	33,475,248

		41,001,026

Movies & Entertainment-0.79%
Netflix, Inc.(b)	16,374	11,303,136

Office REITs-0.51%
Alexandria Real Estate Equities, Inc.	35,427	7,232,068

Oil & Gas Exploration & Production-0.72%
Coterra Energy, Inc.	477,976	10,190,448

Pharmaceuticals-3.51%
AstraZeneca PLC, ADR (United Kingdom)	250,708	15,639,165

Catalent, Inc.(b)	90,981	12,542,641

Eli Lilly and Co.	85,681	21,828,091

		50,009,897

Property & Casualty Insurance-1.24%
Allstate Corp. (The)	142,315	17,600,096

Railroads-1.05%
Union Pacific Corp.	61,961	14,957,385

Regional Banks-2.99%
East West Bancorp, Inc.	158,339	12,584,784

First Citizens BancShares, Inc., Class A(c)	14,188	11,547,613

Signature Bank	61,894	18,433,271

		42,565,668

Restaurants-1.48%
Portillo’s, Inc., Class A(b)	104,900	3,986,200

Starbucks Corp.	161,381	17,117,683

		21,103,883

Investment Abbreviations:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

	Shares	Value

Semiconductor Equipment-1.63%
Applied Materials, Inc.	169,959	$23,224,897

Semiconductors-5.27%
Advanced Micro Devices, Inc.(b)	197,979	23,803,015

NVIDIA Corp.	124,366	31,796,655

QUALCOMM, Inc.	146,067	19,432,754

		75,032,424

Soft Drinks-1.52%
Coca Cola Co. (The)	383,821	21,635,990

Specialty Chemicals-0.39%
Diversey Holdings Ltd.(b)	318,101	5,534,957

Specialty Stores-0.98%
Tractor Supply Co.	64,096	13,919,728

Systems Software-8.26%
Microsoft Corp.	257,821	85,498,600

VMware, Inc., Class A(b)(c)	211,825	32,133,853

		117,632,453

Technology Hardware, Storage & Peripherals-4.14%
Apple, Inc.	393,382	58,928,625

Total Common Stocks & Other Equity Interests (Cost $894,273,003)		1,409,359,480

Money Market Funds-0.70%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	3,478,287	3,478,287

Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(d)(e)	2,604,828	2,605,609

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	3,975,185	3,975,185

Total Money Market Funds (Cost $10,059,081)		10,059,081

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.64% (Cost $904,332,084)		1,419,418,561

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.63%
Invesco Private Government Fund, 0.02%(d)(e)(f)	11,226,180	11,226,180

Invesco Private Prime Fund, 0.11%(d)(e)(f)	26,185,424	26,195,898

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $37,422,078)		37,422,078

TOTAL INVESTMENTS IN SECURITIES-102.27% (Cost $941,754,162)		1,456,840,639

OTHER ASSETS LESS LIABILITIES-(2.27)%		(32,372,268)

NET ASSETS-100.00%		$1,424,468,371

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Main Street All Cap Fund®

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio,
Institutional Class	$274,252	$ 57,099,068	$ (53,895,033)	$ -	$ -	$ 3,478,287	$ 385
Invesco Liquid Assets Portfolio, Institutional Class	104,078	40,785,049	(38,283,378)	10	(150)	2,605,609	211
Invesco Treasury Portfolio, Institutional Class	319,431	65,256,078	(61,600,324)	-	-	3,975,185	172
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	102,877,629	(91,651,449)	-	-	11,226,180	863*
Invesco Private Prime Fund	-	185,386,180	(159,190,283)	-	-	26,195,898	12,088*
Total	$697,761	$451,404,004	$(404,620,467)	$10	$(150)	$47,481,159	$13,719

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Main Street All Cap Fund®

Statement of Assets and Liabilities

October 31, 2021

Assets:

Investments in unaffiliated securities, at value (Cost $ 894,273,003)*	$1,409,359,480

Investments in affiliated money market funds, at value (Cost $ 47,481,159)	47,481,159

Cash	500,000

Receivable for:
Investments sold	12,213,779

Fund shares sold	159,180

Dividends	786,218

Investment for trustee deferred compensation and retirement plans	167,017

Other assets	47,098

Total assets	1,470,713,931

Liabilities:

Payable for:
Investments purchased	7,077,673

Fund shares reacquired	710,790

Collateral upon return of securities loaned	37,422,078

Accrued fees to affiliates	698,943

Accrued other operating expenses	169,059

Trustee deferred compensation and retirement plans	167,017

Total liabilities	46,245,560

Net assets applicable to shares outstanding	$1,424,468,371

Net assets consist of:

Shares of beneficial interest	$701,811,191

Distributable earnings	722,657,180

$1,424,468,371

Net Assets:
Class A	$1,229,594,717

Class C	$ 60,284,747

Class R	$ 59,603,212

Class Y	$ 71,663,508

Class R5	$ 12,811

Class R6	$ 3,309,376

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	43,076,250

Class C	2,378,234

Class R	2,168,594

Class Y	2,436,342

Class R5	446

Class R6	115,150

Class A:
Net asset value per share	$ 28.54

Maximum offering price per share (Net asset value of $28.54 ÷ 94.50%)	$ 30.20

Class C:
Net asset value and offering price per share	$ 25.35

Class R:
Net asset value and offering price per share	$ 27.48

Class Y:
Net asset value and offering price per share	$ 29.41

Class R5:
Net asset value and offering price per share	$ 28.72

Class R6:
Net asset value and offering price per share	$ 28.74

*	At October 31, 2021, securities with an aggregate value of $36,290,156 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Main Street All Cap Fund®

Statement of Operations

For the year ended October 31, 2021

Investment income:

Dividends	$16,371,642

Dividends from affiliated money market funds (includes securities lending income of $193,027)	193,795

Total investment income	16,565,437

Expenses:

Advisory fees	8,590,659

Administrative services fees	186,602

Custodian fees	9,799

Distribution fees:
Class A	2,766,611

Class C	603,340

Class R	285,163

Transfer agent fees – A, C, R and Y	1,880,862

Transfer agent fees – R5	9

Transfer agent fees – R6	599

Trustees’ and officers’ fees and benefits	33,773

Registration and filing fees	107,713

Reports to shareholders	109,000

Professional services fees	63,690

Other	41,762

Total expenses	14,679,582

Less: Fees waived and/or expense offset arrangement(s)	(5,679)

Net expenses	14,673,903

Net investment income	1,891,534

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	217,597,954

Affiliated investment securities	(150)

217,597,804

Change in net unrealized appreciation of:
Unaffiliated investment securities	214,209,489

Affiliated investment securities	10

214,209,499

Net realized and unrealized gain	431,807,303

Net increase in net assets resulting from operations	$433,698,837

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Main Street All Cap Fund®

Statement of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	2021	2020

Operations:

Net investment income	$1,891,534	$7,507,953

Net realized gain	217,597,804	3,373,975

Change in net unrealized appreciation	214,209,499	104,864,187

Net increase in net assets resulting from operations	433,698,837	115,746,115

Distributions to shareholders from distributable earnings:

Class A	(9,443,275)	(7,795,197)

Class C	(652,957)	(396,656)

Class R	(482,249)	(389,152)

Class Y	(520,083)	(420,149)

Class R5	(128)	(104)

Class R6	(1,102)	(689)

Total distributions from distributable earnings	(11,099,794)	(9,001,947)

Share transactions-net:

Class A	(72,911,190)	(110,551,170)

Class C	(21,090,380)	(14,110,428)

Class R	(8,639,431)	(7,983,410)

Class Y	2,327,246	(1,449,042)

Class R5	(3,699)	–

Class R6	2,794,306	82,990

Net increase (decrease) in net assets resulting from share transactions	(97,523,148)	(134,011,060)

Net increase (decrease) in net assets	325,075,895	(27,266,892)

Net assets:

Beginning of year	1,099,392,476	1,126,659,368

End of year	$1,424,468,371	$1,099,392,476

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Main Street All Cap Fund®

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Year ended 10/31/21	$20.45	$0.05	$8.25	$8.30	$(0.11)	$(0.10)	$(0.21)	$28.54	40.84	%(e)	$1,229,595	1.07	%(e)	1.07	%(e)	0.18	%(e)	35%
Year ended 10/31/20	18.53	0.14	1.94	2.08	(0.09)	(0.07)	(0.16)	20.45	11.24	(e)	938,494	1.12	(e)	1.12	(e)	0.73	(e)	28
Three months ended 10/31/19	18.30	0.03	0.20	0.23	–	–	–	18.53	1.26		957,529	1.14	(f)	1.14	(f)	0.73	(f)	7
Year ended 07/31/19	18.77	0.13	0.75	0.88	(0.07)	(1.28)	(1.35)	18.30	5.84		976,093	1.13		1.13		0.73		48
Year ended 07/31/18	19.40	0.09	1.84	1.93	(0.18)	(2.38)	(2.56)	18.77	10.55		923,741	1.13		1.14		0.50		48
Year ended 07/31/17	18.35	0.17	2.21	2.38	(0.20)	(1.13)	(1.33)	19.40	13.67		919,892	1.14		1.15		0.92		89
Class C
Year ended 10/31/21	18.31	(0.13)	7.37	7.24	(0.10)	(0.10)	(0.20)	25.35	39.78		60,285	1.83		1.83		(0.58)		35
Year ended 10/31/20	16.66	(0.01)	1.76	1.75	(0.03)	(0.07)	(0.10)	18.31	10.52		61,600	1.88		1.88		(0.03)		28
Three months ended 10/31/19	16.49	–	0.17	0.17	–	–	–	16.66	1.03		69,736	1.90	(f)	1.90	(f)	(0.03	)(f)	7
Year ended 07/31/19	17.10	–	0.67	0.67	–	(1.28)	(1.28)	16.49	5.18		73,404	1.89		1.89		(0.02)		48
Year ended 07/31/18	17.88	(0.04)	1.68	1.64	(0.04)	(2.38)	(2.42)	17.10	9.67		201,771	1.88		1.89		(0.25)		48
Year ended 07/31/17	17.01	0.03	2.04	2.07	(0.07)	(1.13)	(1.20)	17.88	12.84		219,426	1.89		1.90		0.17		89
Class R
Year ended 10/31/21	19.74	(0.02)	7.96	7.94	(0.10)	(0.10)	(0.20)	27.48	40.47		59,603	1.33		1.33		(0.08)		35
Year ended 10/31/20	17.91	0.09	1.88	1.97	(0.07)	(0.07)	(0.14)	19.74	11.01		49,869	1.38		1.38		0.47		28
Three months ended 10/31/19	17.70	0.02	0.19	0.21	–	–	–	17.91	1.19		53,064	1.40	(f)	1.40	(f)	0.47	(f)	7
Year ended 07/31/19	18.20	0.08	0.73	0.81	(0.03)	(1.28)	(1.31)	17.70	5.63		55,265	1.38		1.38		0.48		48
Year ended 07/31/18	18.88	0.05	1.78	1.83	(0.13)	(2.38)	(2.51)	18.20	10.27		58,150	1.38		1.39		0.25		48
Year ended 07/31/17	17.89	0.12	2.16	2.28	(0.16)	(1.13)	(1.29)	18.88	13.40		62,250	1.39		1.40		0.67		89
Class Y
Year ended 10/31/21	21.03	0.11	8.49	8.60	(0.12)	(0.10)	(0.22)	29.41	41.15		71,664	0.83		0.83		0.42		35
Year ended 10/31/20	19.01	0.19	2.01	2.20	(0.11)	(0.07)	(0.18)	21.03	11.59		49,316	0.88		0.88		0.97		28
Three months ended 10/31/19	18.77	0.05	0.19	0.24	–	–	–	19.01	1.28		46,309	0.91	(f)	0.91	(f)	0.97	(f)	7
Year ended 07/31/19	19.22	0.18	0.77	0.95	(0.12)	(1.28)	(1.40)	18.77	6.11		44,719	0.89		0.89		0.98		48
Year ended 07/31/18	19.81	0.14	1.88	2.02	(0.23)	(2.38)	(2.61)	19.22	10.84		42,354	0.88		0.89		0.74		48
Year ended 07/31/17	18.70	0.22	2.26	2.48	(0.24)	(1.13)	(1.37)	19.81	13.96		43,905	0.90		0.91		1.15		89
Class R5
Year ended 10/31/21	20.53	0.13	8.28	8.41	(0.12)	(0.10)	(0.22)	28.72	41.24		13	0.73		0.73		0.52		35
Year ended 10/31/20	18.56	0.20	1.95	2.15	(0.11)	(0.07)	(0.18)	20.53	11.64		12	0.80		0.80		1.05		28
Three months ended 10/31/19	18.31	0.05	0.20	0.25	–	–	–	18.56	1.37		11	0.84	(f)	0.84	(f)	1.04	(f)	7
Period ended 07/31/19(g)	17.13	0.04	1.14	1.18	–	–	–	18.31	6.89		11	0.79	(f)	0.79	(f)	1.07	(f)	48
Class R6
Year ended 10/31/21	20.53	0.14	8.29	8.43	(0.12)	(0.10)	(0.22)	28.74	41.34		3,309	0.73		0.73		0.52		35
Year ended 10/31/20	18.56	0.20	1.96	2.16	(0.12)	(0.07)	(0.19)	20.53	11.68		102	0.80		0.80		1.05		28
Three months ended 10/31/19	18.31	0.05	0.20	0.25	–	–	–	18.56	1.37		11	0.73	(f)	0.73	(f)	1.15	(f)	7
Period ended 07/31/19(g)	17.13	0.04	1.14	1.18	–	–	–	18.31	6.89		11	0.74	(f)	0.74	(f)	1.12	(f)	48

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the three months ended October 31, 2019 and the years ended July 31, 2019, 2018 and 2017, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b–1 fees of 0.24% for the years ended October 31, 2021 and 2020.

(f)	Annualized.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Main Street All Cap Fund®

Notes to Financial Statements

October 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Main Street All Cap Fund® (the “Fund”) is a series portfolio of AIM Equity Funds (Invesco Equity Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment

14	Invesco Main Street All Cap Fund®

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2021, there were no securities lending transactions with the Adviser.

J.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

15	Invesco Main Street All Cap Fund®

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

Up to $200 million	0.750%

Next $200 million	0.720%

Next $200 million	0.690%

Next $200 million	0.660%

Next $4.2 billion	0.600%

Over $5 billion	0.580%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2021, the effective advisory fee rate incurred by the Fund was 0.65%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective June 1, 2021, the Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively of the Fund’s average daily net assets (the “expense limits”). Prior to June 1, 2021, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.16%, 1.90%, 1.41%, 0.91%, 0.86% and 0.81%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2021, the Adviser waived advisory fees of $2,055.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2021, IDI advised the Fund that IDI retained $83,075 in front-end sales commissions from the sale of Class A shares and $365 and $1,338 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended October 31, 2021, the Fund incurred $18,738 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.

16	Invesco Main Street All Cap Fund®

Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discountrates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$1,409,359,480	$–	$–	$1,409,359,480

Money Market Funds	10,059,081	37,422,078	–	47,481,159

Total Investments	$1,419,418,561	$37,422,078	$–	$1,456,840,639

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,624.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020 :

	2021	2020

Ordinary income*	$ 9,131,442	$4,997,070

Long-term capital gain	1,968,352	4,004,877

Total distributions	$11,099,794	$9,001,947

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$30,121,949

Undistributed long-term capital gain	178,444,349

Net unrealized appreciation – investments	518,041,120

Temporary book/tax differences	(3,950,238)

Shares of beneficial interest	701,811,191

Total net assets	$1,424,468,371

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to partnership basis.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2021.

17	Invesco Main Street All Cap Fund®

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2021 was $453,106,851 and $571,036,708, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$526,714,058

Aggregate unrealized (depreciation) of investments	(8,672,938)

Net unrealized appreciation of investments	$518,041,120

Cost of investments for tax purposes is $938,799,519.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of equalization payment and partnership reclass, on October 31, 2021, undistributed net investment income was increased by $2,173,838, undistributed net realized gain was decreased by $12,088,084 and shares of beneficial interest was increased by $9,914,246. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2021(a)		October 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	2,209,063	$56,112,371	2,611,884	$49,051,813

Class C	397,500	8,971,053	467,737	7,839,859

Class R	348,939	8,555,602	342,395	6,294,544

Class Y	683,537	17,701,473	630,773	12,241,173

Class R6	127,495	3,251,414	5,309	101,624

Issued as reinvestment of dividends:
Class A	398,023	9,082,874	391,425	7,515,353

Class C	31,529	643,194	22,579	390,389

Class R	21,805	480,149	20,839	386,971

Class Y	20,149	472,705	19,283	379,690

Class R6	28	642	24	454

Automatic conversion of Class C shares to Class A shares:
Class A	838,163	19,978,187	381,717	7,245,522

Class C	(938,626)	(19,978,187)	(425,067)	(7,245,522)

Reacquired:
Class A	(6,251,242)	(158,084,622)	(9,191,364)	(174,363,858)

Class C	(476,595)	(10,726,440)	(885,984)	(15,095,154)

Class R	(727,971)	(17,675,182)	(799,605)	(14,664,925)

Class Y	(612,485)	(15,846,932)	(740,530)	(14,069,905)

Class R5	(138)	(3,699)	-	-

Class R6	(17,353)	(457,750)	(937)	(19,088)

Net increase (decrease) in share activity	(3,948,179)	$(97,523,148)	(7,149,522)	$(134,011,060)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 11% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

18	Invesco Main Street All Cap Fund®

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds (Invesco Equity Funds) and Shareholders of Invesco Main Street All Cap Fund®

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Main Street All Cap Fund® (one of the funds constituting AIM Equity Funds (Invesco Equity Funds), referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the two years in the period ended October 31, 2021, the three months ended October 31, 2019, and the year ended July 31, 2019 for Class A, Class C, Class R and Class Y.

For each of the two years in the period ended October 31, 2021, the three months ended October 31, 2019, and the period May 24, 2019 (commencement of operations) through July 31, 2019 for Class R5 and Class R6.

The financial statements of Oppenheimer Main Street All Cap Fund® (subsequently renamed Invesco Main Street All Cap Fund®) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 26, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

19	Invesco Main Street All Cap Fund®

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,076.10	$5.44	$1,019.96	$5.30	1.04%
Class C	1,000.00	1,071.90	9.40	1,016.13	9.15	1.80
Class R	1,000.00	1,074.30	6.80	1,018.65	6.61	1.30
Class Y	1,000.00	1,076.90	4.19	1,021.17	4.08	0.80
Class R5	1,000.00	1,077.30	3.72	1,021.63	3.62	0.71
Class R6	1,000.00	1,077.60	3.67	1,021.68	3.57	0.70

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2021 through October 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

20	Invesco Main Street All Cap Fund®

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Equity Funds (Invesco Equity Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Main Street All Cap Fund®’s (formerly, Invesco Oppenheimer Main Street All Cap Fund®) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Russell 3000® Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

21	Invesco Main Street All Cap Fund®

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fourth quintile of its expense group and discussed with management reasons for such total expenses.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

22	Invesco Main Street All Cap Fund®

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$11,906,352
Qualified Dividend Income*	96.66%
Corporate Dividends Received Deduction*	96.56%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$3,423,921

23	Invesco Main Street All Cap Fund®

Trustees and Officers

The address of each trustee and officer is AIM Equty Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Main Street All Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

T-2	Invesco Main Street All Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	186	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-3	Invesco Main Street All Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk[2] - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-4	Invesco Main Street All Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-5	Invesco Main Street All Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

[2]	On November 10, 2021, Russell Burk resigned from his role as Senior Vice President and Senior Officer of the Invesco Funds.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Main Street All Cap Fund®

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at
invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-01424 and 002-25469	Invesco Distributors, Inc.	O-MSA-AR-1

Annual Report to Shareholders	October 31, 2021

Invesco Rising Dividends Fund

Nasdaq:

A: OARDX ∎ C: OCRDX ∎ R: ONRDX ∎ Y: OYRDX ∎ R5: RSDQX ∎ R6: OIRDX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

11	Financial Statements

14	Financial Highlights

15	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Fund Expenses

23	Approval of Investment Advisory and Sub-Advisory Contracts

25	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2021, Class A shares of Invesco Rising Dividends Fund (the Fund), at net asset value (NAV), underperformed the Russell 1000 Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/20 to 10/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	36.83%
Class C Shares	35.83
Class R Shares	36.53
Class Y Shares	37.21
Class R5 Shares	37.33
Class R6 Shares	37.30
S&P 500 Index▼	42.91
Russell 1000 Index▼	43.51

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

US equity markets posted gains in the fourth quarter of 2020, as positive news on coronavirus (COVID-19) vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter of 2020 with employment gains and gross domestic product (GDP) growth down from the third quarter of 2020. However, stocks were buoyed by the US Federal Reserve (the Fed) pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made”1 toward employment and inflation targets.

    US political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at year-end to 1.75%2 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March 2021 saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

    The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that the US GDP grew at a 6.4% annualized rate for the first quarter of 2021.3 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September,3 the Fed declined to raise interest rates at its September Federal Open Market Committee meeting. The US stock market saw continued volatility in August 2021 and a sell-off through most of September 2021 due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs. In October 2021, investor sentiment improved as many S&P 500 Index companies met or exceeded earnings expectations and the index hit new record highs. For the fiscal year, the S&P 500 Index returned 42.91%.4

    During the fiscal year, stock selection in the health care sector was the largest contributor to the Fund’s performance versus the Russell 1000 Index. This was offset by weaker stock selection in the communication services and industrials sectors. The Fund’s practice is to only own companies that pay regular dividends. Relative to the Russell 1000 Index, the two largest detractors to the Fund’s relative performance during the fiscal year were not owning Tesla and Alphabet, both of these companies do not pay dividends.

    The top individual contributors to the Fund’s performance relative to the Russell

1000 Index during the fiscal year included Applied Materials, ASML and Eli Lilly.

    Applied Materials and ASML both benefited from positive factors driving the broader semiconductor industry. These include higher demand for semiconductors, inventory issues related to end-market production that will require greater supply capacity and geopolitical tensions that are motivating governments to build domestic semiconductor manufacturing capacity to ensure guaranteed supply of these strategically important products.

    Eli Lilly’s stock rose in early June 2020 as approval of Biogen’s Aduhelm increased the likelihood that Eli Lilly’s Alzheimer’s drug Donanemab will be approved based on existing data and earlier than expected. The company said it would file for approval later this year and if all goes well, Donanemab could be approved in mid-2022.

    In addition to Tesla and Alphabet, other individual detractors from the Fund’s performance relative to the Russell 1000 Index during the fiscal year included Thermo Fisher, Lockheed Martin and Fidelity National Information Services (FIS).

    Thermo Fisher was a beneficiary of COVID-19 through its PCR testing platform, as well as other parts of the business. The company benefited through most of 2020 and in early 2021, setting the company up for difficult comparisons as it laps the COVID-19-related tailwinds. We exited our position during the fiscal year.

    With the President Joe Biden election win in November 2020, Lockheed Martin’s stock price was pressured by concerns regarding the future trajectory of US defense spending under a new administration. In December 2020, the company announced its intention to acquire Aerojet Rocketdyne for $4.4 billion which may have disappointed some investors who would have preferred management return excess free cash flow to investors.

    FIS underperformed in the third quarter of 2021 mainly related to concerns that Square’s acquisition of Afterpay increases the potential for a more difficult competitive environment for FIS merchants acquiring business longer-term. Today, Square’s acquiring business does not compete much in larger enterprise nor in cross border e-commerce. However, Afterpay’s international and e-commerce focused business could lead to greater competition down the line. Additionally, there remains some concern that Neobanks like Square and PayPal will negatively impact US banks and by extension FIS as a technology provider. Despite this competitive concern, FIS’s fundamental performance within bank technology is the best it has been in years driven by significant technology upgrades and penetration of the larger cap banks which historically have insourced much of their technology needs.

    We maintain our valuation discipline and our focus on companies with skilled management teams that are executing better than

2	Invesco Rising Dividends Fund

their peers. These companies tend to have higher profit margins and returns on invested capital, rising market shares and consistently strong pricing power (important in an inflationary environment).

    We thank you for your continued investment in the Invesco Rising Dividends Fund.

1	Source: US Federal Reserve

2	Source: Bloomberg LP

3	Source: Bureau of Labor Statistics, July 13, 2021

4	Source: Lipper Inc.

Portfolio manager(s):

Belinda Cavazos - Lead

Manind Govil

Raman Vardharaj - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Rising Dividends Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/11

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Rising Dividends Fund

Average Annual Total Returns
As of 10/31/21, including maximum applicable sales charges

Class A Shares
Inception (4/30/80)	12.26%
10 Years	11.65
5 Years	13.93
1 Year	29.33

Class C Shares
Inception (9/1/93)	9.05%
10 Years	11.62
5 Years	14.37
1 Year	34.83

Class R Shares
Inception (3/1/01)	7.38%
10 Years	11.98
5 Years	14.94
1 Year	36.53

Class Y Shares
Inception (12/16/96)	8.51%
10 Years	12.55
5 Years	15.50
1 Year	37.21

Class R5 Shares
10 Years	12.39%
5 Years	15.44
1 Year	37.33

Class R6 Shares
Inception (2/28/12)	12.16%
5 Years	15.67
1 Year	37.30

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Rising Dividend Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Rising Dividend Fund. Note: The Fund was subsequently renamed the Invesco Rising Dividends Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on

Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Rising Dividends Fund

Supplemental Information

Invesco Rising Dividends Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Rising Dividends Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	25.70%

Health Care	14.25

Financials	13.19

Industrials	12.43

Consumer Discretionary	11.09

Consumer Staples	6.76

Real Estate	4.54

Communication Services	4.21

Energy	2.66

Utilities	2.51

Materials	1.94

Money Market Funds Plus Other Assets Less Liabilities	0.72

Top 10 Equity Holdings*

		% of total net assets

1.	Microsoft Corp.	7.40%

2.	Apple, Inc.	7.14

3.	UnitedHealth Group, Inc.	3.10

4.	JPMorgan Chase & Co.	2.92

5.	Home Depot, Inc. (The)	2.52

6.	Visa, Inc., Class A	2.22

7.	Eli Lilly and Co.	1.94

8.	Comcast Corp., Class A	1.91

9.	S&P Global, Inc.	1.90

10.	Chevron Corp.	1.87

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2021.

7	Invesco Rising Dividends Fund

Schedule of Investments(a)

October 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests–99.28%
Aerospace & Defense–2.61%
Lockheed Martin Corp.	104,506	$34,729,434

Raytheon Technologies Corp.	543,079	48,258,000

		82,987,434

Agricultural & Farm Machinery–0.68%
Deere & Co.	62,822	21,504,599

Air Freight & Logistics–1.63%
United Parcel Service, Inc., Class B	241,665	51,588,228

Apparel Retail–1.21%
Ross Stores, Inc.	339,372	38,416,910

Application Software–0.62%
Citrix Systems, Inc.	207,786	19,683,568

Asset Management & Custody Banks–0.91%
BlackRock, Inc.	30,710	28,973,657

Cable & Satellite–1.91%
Comcast Corp., Class A	1,176,429	60,503,744

Construction Machinery & Heavy Trucks–0.72%
Caterpillar, Inc.	112,226	22,895,226

Consumer Finance–1.21%
American Express Co.	220,204	38,267,051

Data Processing & Outsourced Services–3.31%
Fidelity National Information Services, Inc.	311,720	34,519,873

Visa, Inc., Class A	333,035	70,526,822

		105,046,695

Distillers & Vintners–0.92%
Constellation Brands, Inc., Class A	134,267	29,110,428

Diversified Banks–2.92%
JPMorgan Chase & Co.	545,735	92,714,919

Electric Utilities–1.71%
American Electric Power Co., Inc.	212,082	17,965,466

NextEra Energy, Inc.	425,979	36,348,788

		54,314,254

Electrical Components & Equipment–0.90%
Rockwell Automation, Inc.	89,086	28,454,068

Electronic Manufacturing Services–0.86%
TE Connectivity Ltd.	187,433	27,365,218

Environmental & Facilities Services–1.15%
Republic Services, Inc.	271,544	36,549,822

Financial Exchanges & Data–4.03%
CME Group, Inc., Class A	110,958	24,471,787

Intercontinental Exchange, Inc.	313,682	43,432,410

S&P Global, Inc.	126,815	60,130,600

		128,034,797

	Shares	Value

Food Distributors–0.94%
Sysco Corp.	387,371	$29,788,830

Footwear–1.39%
NIKE, Inc., Class B	263,597	44,097,142

Gas Utilities–0.79%
Atmos Energy Corp.	273,884	25,230,194

General Merchandise Stores–2.28%
Dollar General Corp.	159,437	35,318,484

Target Corp.	142,563	37,012,206

		72,330,690

Health Care Equipment–4.61%
Abbott Laboratories	366,836	47,281,492

Danaher Corp.	176,951	55,168,013

Stryker Corp.	165,080	43,922,836

		146,372,341

Health Care Supplies–0.85%
Cooper Cos., Inc. (The)	64,627	26,944,289

Home Improvement Retail–2.52%
Home Depot, Inc. (The)	214,737	79,826,332

Homebuilding–0.50%
D.R. Horton, Inc.	177,276	15,825,429

Hotels, Resorts & Cruise Lines–0.54%
Wyndham Hotels & Resorts, Inc.	202,876	17,136,936

Hypermarkets & Super Centers–1.35%
Costco Wholesale Corp.	87,258	42,890,797

Industrial Conglomerates–1.25%
Honeywell International, Inc.	181,540	39,688,275

Industrial Gases–1.27%
Air Products and Chemicals, Inc.	134,754	40,400,597

Industrial Machinery–1.42%
Otis Worldwide Corp.	293,696	23,586,726

Stanley Black & Decker, Inc.	119,683	21,510,625

		45,097,351

Industrial REITs–1.76%
Prologis, Inc.	384,544	55,743,498

Insurance Brokers–1.67%
Marsh & McLennan Cos., Inc.	318,384	53,106,451

Integrated Oil & Gas–1.87%
Chevron Corp.	517,931	59,297,920

Integrated Telecommunication Services–1.08%
Verizon Communications, Inc.	647,083	34,288,928

Interactive Home Entertainment–1.23%
Electronic Arts, Inc.	278,236	39,022,599

Internet & Direct Marketing Retail–1.27%
eBay, Inc.	526,052	40,358,709

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Rising Dividends Fund

	Shares	Value

IT Consulting & Other Services–1.71%
Accenture PLC, Class A	151,075	$54,204,199

Managed Health Care–3.10%
UnitedHealth Group, Inc.	213,344	98,238,512

Office REITs–0.97%
Alexandria Real Estate Equities, Inc.	150,067	30,634,677

Oil & Gas Equipment & Services–0.80%
Baker Hughes Co., Class A	1,008,762	25,299,751

Packaged Foods & Meats–0.96%
Mondelez International, Inc., Class A	504,246	30,627,902

Pharmaceuticals–5.69%
AstraZeneca PLC, ADR (United Kingdom)	551,722	34,416,418

Eli Lilly and Co.	241,547	61,536,514

Johnson & Johnson	240,644	39,196,095

Zoetis, Inc.	210,317	45,470,535

		180,619,562

Property & Casualty Insurance–0.97%
Allstate Corp. (The)	248,195	30,694,276

Railroads–1.43%
Union Pacific Corp.	188,466	45,495,692

Regional Banks–1.47%
PNC Financial Services Group, Inc. (The)	221,451	46,732,805

Research & Consulting Services–0.64%
TransUnion	176,795	20,382,696

Restaurants–1.38%
McDonald’s Corp.	178,950	43,941,173

Semiconductor Equipment–2.19%
Applied Materials, Inc.	307,358	42,000,471

ASML Holding N.V., New York Shares (Netherlands)	33,807	27,481,034

		69,481,505

	Shares	Value

Semiconductors–2.47%
QUALCOMM, Inc.	273,567	$36,395,353

Texas Instruments, Inc.	223,664	41,932,527

		78,327,880

Soft Drinks–2.59%
Coca-Cola Co. (The)	652,237	36,766,600

PepsiCo, Inc.	281,412	45,476,179

		82,242,779

Specialized REITs–1.82%
American Tower Corp.	204,539	57,673,862

Specialty Chemicals–0.66%
PPG Industries, Inc.	131,233	21,072,083

Systems Software–7.40%
Microsoft Corp.	708,569	234,975,652

Technology Hardware, Storage & Peripherals–7.14%
Apple, Inc.	1,513,011	226,649,048

Total Common Stocks & Other Equity Interests (Cost $1,833,808,152)		3,151,151,980

Money Market Funds–0.47%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(b)(c)	5,150,599	5,150,599

Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(b)(c)	3,971,861	3,973,053

Invesco Treasury Portfolio, Institutional Class, 0.01%(b)(c)	5,886,399	5,886,399

Total Money Market Funds (Cost $15,010,051)		15,010,051

TOTAL INVESTMENTS IN SECURITIES-99.75% (Cost $1,848,818,203)		3,166,162,031

OTHER ASSETS LESS LIABILITIES-0.25%		7,793,418

NET ASSETS-100.00%		$3,173,955,449

Investment Abbreviations:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$4,904,471	$140,683,663	$(140,437,535)	$ -	$-	$5,150,599	$ 1,295
Invesco Liquid Assets Portfolio, Institutional Class	3,501,382	100,488,331	(100,016,138)	88	(610)	3,973,053	1,017
Invesco Treasury Portfolio, Institutional Class	5,605,110	160,781,329	(160,500,040)	-	-	5,886,399	579
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	101,021,934	(101,021,934)	-	-	-	747*
Invesco Private Prime Fund	-	220,779,977	(220,779,977)	-	-	-	10,629*
Total	$14,010,963	$723,755,234	$(722,755,624)	$88	$(610)	$15,010,051	$14,267

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Rising Dividends Fund

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(c)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Rising Dividends Fund

Statement of Assets and Liabilities

October 31, 2021

Assets:

Investments in unaffiliated securities, at value (Cost $1,833,808,152)	$3,151,151,980

Investments in affiliated money market funds, at value (Cost $15,010,051)	15,010,051

Cash	3,000,000

Foreign currencies, at value (Cost $407)	399

Receivable for:
Investments sold	14,426,441

Fund shares sold	948,847

Dividends	2,675,076

Investment for trustee deferred compensation and retirement plans	196,008

Other assets	54,781

Total assets	3,187,463,583

Liabilities:
Payable for:
Investments purchased	9,426,281

Fund shares reacquired	1,607,176

Accrued fees to affiliates	1,677,708

Accrued trustees’ and officers’ fees and benefits	1,711

Accrued other operating expenses	479,985

Trustee deferred compensation and retirement plans	315,273

Total liabilities	13,508,134

Net assets applicable to shares outstanding	$3,173,955,449

Net assets consist of:
Shares of beneficial interest	$1,499,522,121

Distributable earnings	1,674,433,328

$3,173,955,449

Net Assets:
Class A	$2,497,385,256

Class C	$195,831,205

Class R	$115,326,244

Class Y	$324,468,717

Class R5	$14,705

Class R6	$40,929,322

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	91,011,677

Class C	8,681,694

Class R	4,235,806

Class Y	11,349,638

Class R5	536

Class R6	1,435,508

Class A:
Net asset value per share	$27.44

Maximum offering price per share (Net asset value of $27.44 ÷ 94.50%)	$29.04

Class C:
Net asset value and offering price per share	$22.56

Class R:
Net asset value and offering price per share	$27.23

Class Y:
Net asset value and offering price per share	$28.59

Class R5:
Net asset value and offering price per share	$27.43

Class R6:
Net asset value and offering price per share	$28.51

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Rising Dividends Fund

Statement of Operations

For the year ended October 31, 2021

Investment income:

Dividends (net of foreign withholding taxes of $62,928)	$47,911,626

Dividends from affiliated money market funds (includes securities lending income of $25,994)	28,885

Total investment income	47,940,511

Expenses:

Advisory fees	17,379,067

Administrative services fees	417,920

Custodian fees	25,216

Distribution fees:
Class A	5,778,993

Class C	2,086,951

Class R	537,863

Transfer agent fees – A, C, R and Y	3,866,187

Transfer agent fees – R5	4

Transfer agent fees – R6	9,926

Trustees’ and officers’ fees and benefits	37,584

Registration and filing fees	126,291

Reports to shareholders	213,000

Professional services fees	61,614

Taxes	6,611

Other	63,144

Total expenses	30,610,371

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(16,446)

Net expenses	30,593,925

Net investment income	17,346,586

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	379,493,408

Affiliated investment securities	(610)

Foreign currencies	22,278

379,515,076

Change in net unrealized appreciation of:
Unaffiliated investment securities	507,439,119

Affiliated investment securities	88

Foreign currencies	443

507,439,650

Net realized and unrealized gain	886,954,726

Net increase in net assets resulting from operations	$904,301,312

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Rising Dividends Fund

Statement of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	2021	2020

Operations:

Net investment income	$17,346,586	$25,071,899

Net realized gain	379,515,076	46,943,177

Change in net unrealized appreciation	507,439,650	76,117,422

Net increase in net assets resulting from operations	904,301,312	148,132,498

Distributions to shareholders from distributable earnings:

Class A	(49,334,750)	(87,813,829)

Class C	(5,112,354)	(12,618,892)

Class R	(2,124,341)	(4,200,159)

Class Y	(7,061,100)	(13,324,671)

Class R5	(328)	(510)

Class R6	(818,653)	(1,342,644)

Total distributions from distributable earnings	(64,451,526)	(119,300,705)

Share transactions–net:

Class A	(99,301,611)	(134,587,407)

Class C	(104,312,412)	(79,785,517)

Class R	(9,906,918)	(10,811,085)

Class Y	(16,255,806)	(59,570,795)

Class R6	2,526,702	(1,510,672)

Net increase (decrease) in net assets resulting from share transactions	(227,250,045)	(286,265,476)

Net increase (decrease) in net assets	612,599,741	(257,433,683)

Net assets:

Beginning of year	2,561,355,708	2,818,789,391

End of year	$3,173,955,449	$2,561,355,708

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Rising Dividends Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets	Portfolio turnover (d)
Class A
Year ended 10/31/21	$20.52	$ 0.15	$7.30	$7.45	$(0.15)	$(0.38)	$(0.53)	$27.44	36.83%	$2,497,385	1.00%		1.00%		0.62%	30%
Year ended 10/31/20	20.21	0.20	0.99	1.19	(0.23)	(0.65)	(0.88)	20.52	6.05	1,944,346	1.04		1.04		0.99	28
Year ended 10/31/19	19.48	0.22	1.98	2.20	(0.18)	(1.29)	(1.47)	20.21	12.30	2,055,643	1.05		1.05		1.13	29
Year ended 10/31/18	20.45	0.22	0.63	0.85	(0.23)	(1.59)	(1.82)	19.48	4.39	1,980,262	1.06		1.06		1.11	58
Year ended 10/31/17	18.26	0.27	3.11	3.38	(0.29)	(0.90)	(1.19)	20.45	19.42	2,131,479	1.07		1.07		1.43	78
Class C
Year ended 10/31/21	16.95	(0.03)	6.02	5.99	(0.00)	(0.38)	(0.38)	22.56	35.83	195,831	1.75		1.75		(0.13)	30
Year ended 10/31/20	16.77	0.04	0.82	0.86	(0.03)	(0.65)	(0.68)	16.95	5.23	238,458	1.79		1.79		0.24	28
Year ended 10/31/19	16.44	0.06	1.64	1.70	(0.08)	(1.29)	(1.37)	16.77	11.44	317,475	1.80		1.80		0.38	29
Year ended 10/31/18	17.54	0.06	0.54	0.60	(0.11)	(1.59)	(1.70)	16.44	3.65	470,544	1.81		1.81		0.36	58
Year ended 10/31/17	15.83	0.11	2.68	2.79	(0.18)	(0.90)	(1.08)	17.54	18.54	534,216	1.83		1.83		0.68	78
Class R
Year ended 10/31/21	20.36	0.09	7.25	7.34	(0.09)	(0.38)	(0.47)	27.23	36.53	115,326	1.25		1.25		0.37	30
Year ended 10/31/20	20.06	0.15	0.97	1.12	(0.17)	(0.65)	(0.82)	20.36	5.75	94,605	1.29		1.29		0.74	28
Year ended 10/31/19	19.35	0.17	1.97	2.14	(0.14)	(1.29)	(1.43)	20.06	12.00	104,287	1.30		1.30		0.88	29
Year ended 10/31/18	20.32	0.17	0.63	0.80	(0.18)	(1.59)	(1.77)	19.35	4.16	104,523	1.31		1.31		0.86	58
Year ended 10/31/17	18.15	0.23	3.08	3.31	(0.24)	(0.90)	(1.14)	20.32	19.12	111,030	1.33		1.33		1.20	78
Class Y
Year ended 10/31/21	21.36	0.22	7.61	7.83	(0.22)	(0.38)	(0.60)	28.59	37.21	324,469	0.75		0.75		0.87	30
Year ended 10/31/20	21.02	0.26	1.02	1.28	(0.29)	(0.65)	(0.94)	21.36	6.29	255,399	0.79		0.79		1.24	28
Year ended 10/31/19	20.21	0.27	2.06	2.33	(0.23)	(1.29)	(1.52)	21.02	12.52	311,750	0.80		0.80		1.38	29
Year ended 10/31/18	21.14	0.28	0.66	0.94	(0.28)	(1.59)	(1.87)	20.21	4.68	345,108	0.81		0.81		1.36	58
Year ended 10/31/17	18.84	0.34	3.20	3.54	(0.34)	(0.90)	(1.24)	21.14	19.69	462,807	0.83		0.83		1.69	78
Class R5
Year ended 10/31/21	20.51	0.24	7.30	7.54	(0.24)	(0.38)	(0.62)	27.43	37.33	15	0.65		0.65		0.97	30
Year ended 10/31/20	20.21	0.27	0.98	1.25	(0.30)	(0.65)	(0.95)	20.51	6.41	11	0.67		0.67		1.36	28
Period ended 10/31/19(e)	18.65	0.13	1.55	1.68	(0.12)	–	(0.12)	20.21	9.05	11	0.70	(f)	0.70	(f)	1.49 (f)	29
Class R6
Year ended 10/31/21	21.31	0.25	7.58	7.83	(0.25)	(0.38)	(0.63)	28.51	37.30	40,929	0.65		0.65		0.97	30
Year ended 10/31/20	20.97	0.29	1.02	1.31	(0.32)	(0.65)	(0.97)	21.31	6.47	28,537	0.64		0.67		1.39	28
Year ended 10/31/19	20.16	0.30	2.06	2.36	(0.26)	(1.29)	(1.55)	20.97	12.72	29,624	0.64		0.64		1.54	29
Year ended 10/31/18	21.10	0.31	0.65	0.96	(0.31)	(1.59)	(1.90)	20.16	4.82	24,128	0.65		0.65		1.52	58
Year ended 10/31/17	18.81	0.35	3.21	3.56	(0.37)	(0.90)	(1.27)	21.10	19.89	21,409	0.64		0.64		1.78	78

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the years ended October 31, 2019, 2018 and 2017, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Commencement date after the close of business on May 24, 2019.
(f)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Rising Dividends Fund

Notes to Financial Statements

October 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Rising Dividends Fund (the “Fund”) is a series portfolio of AIM Equity Funds (Invesco Equity Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment

15	Invesco Rising Dividends Fund

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2021, there were no securities lending transactions with the Adviser.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized

16	Invesco Rising Dividends Fund

foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

Up to $800 million	0.650%

Next $700 million	0.600%

Next $1.0 billion	0.580%

Next $2.5 billion	0.560%

Next $5 billion	0.540%

Over $10 billion	0.520%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2021, the effective advisory fee rate incurred by the Fund was 0.59%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective June 1, 2021, the Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets. Prior to June 1, 2021, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.08%, 1.83%, 1.33%, 0.83%, 0.69%, and 0.64%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

The Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2021, the Adviser waived advisory fees of $8,716 and reimbursed class level expenses of $1,613 of Class R6 shares.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

17	Invesco Rising Dividends Fund

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2021, IDI advised the Fund that IDI retained $242,130 in front-end sales commissions from the sale of Class A shares and $1,541 and $5,503 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended October 31, 2021, the Fund incurred $25,852 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2021, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $6,117.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020:

	2021	2020

Ordinary income*	$17,395,806	$28,096,160

Long-term capital gain	47,055,720	91,204,545

Total distributions	$64,451,526	$119,300,705

*	Includes short-term capital gain distributions, if any.

18	Invesco Rising Dividends Fund

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$54,876,347

Undistributed long-term capital gain	302,904,023

Net unrealized appreciation – investments	1,316,964,472

Net unrealized appreciation – foreign currencies	412

Temporary book/tax differences	(311,926)

Shares of beneficial interest	1,499,522,121

Total net assets	$3,173,955,449

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2021.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2021 was $867,589,722 and $1,134,644,946, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,346,159,065

Aggregate unrealized (depreciation) of investments	(29,194,593)

Net unrealized appreciation of investments	$1,316,964,472

Cost of investments for tax purposes is $1,849,197,559.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of equalization, on October 31, 2021, undistributed net investment income was increased by $65,186, undistributed net realized gain was decreased by $22,081,180 and shares of beneficial interest was increased by $22,015,994. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2021(a)		October 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	5,082,789	$123,256,369	5,894,863	$116,781,610

Class C	1,199,672	24,173,694	1,602,278	26,084,159

Class R	560,693	13,563,423	584,878	11,437,944

Class Y	1,300,759	32,672,915	1,352,676	27,716,914

Class R6	399,042	10,164,359	263,852	5,408,064

Issued as reinvestment of dividends:
Class A	2,030,625	46,150,409	4,151,651	82,608,000

Class C	268,032	4,913,077	714,637	11,902,684

Class R	94,695	2,116,215	210,925	4,180,587

Class Y	243,423	5,790,776	555,854	11,497,026

Class R6	31,446	749,190	62,079	1,273,531

Automatic conversion of Class C shares to Class A shares:
Class A	3,855,584	90,335,153	2,434,973	48,850,413

Class C	(4,682,828)	(90,335,153)	(2,947,463)	(48,850,413)

19	Invesco Rising Dividends Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2021(a)		October 31, 2020
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(14,716,870)	$(359,043,542)	(19,426,928)	$(382,827,430)

Class C	(2,172,892)	(43,064,030)	(4,234,971)	(68,921,947)

Class R	(1,065,821)	(25,586,556)	(1,348,664)	(26,429,616)

Class Y	(2,149,762)	(54,719,497)	(4,782,616)	(98,784,735)

Class R6	(334,301)	(8,386,847)	(399,193)	(8,192,267)

Net increase (decrease) in share activity	(10,055,714)	$(227,250,045)	(15,311,169)	$(286,265,476)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 26% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20	Invesco Rising Dividends Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds (Invesco Equity Funds) and Shareholders of Invesco Rising Dividends Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Rising Dividends Fund (one of the funds constituting AIM Equity Funds (Invesco Equity Funds), referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated in the table below in conformity    with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the three years in the period ended October 31, 2021 for Class A, Class C, Class R, Class Y and Class R6.
For each of the two years in the period ended October 31, 2021 and the period May 24, 2019 (commencement of operations) through October 31, 2019 for Class R5.

The financial statements of Oppenheimer Rising Dividends Fund (subsequently renamed Invesco Rising Dividends Fund) as of and for the year ended October 31, 2018 and the financial highlights for each of the periods ended on or prior to October 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21	Invesco Rising Dividends Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,100.80	$5.30	$1,020.16	$5.09	1.00%
Class C	1,000.00	1,096.70	9.25	1,016.38	8.89	1.75
Class R	1,000.00	1,099.40	6.61	1,018.90	6.36	1.25
Class Y	1,000.00	1,102.10	3.97	1,021.42	3.82	0.75
Class R5	1,000.00	1,102.80	3.45	1,021.93	3.31	0.65
Class R6	1,000.00	1,102.50	3.44	1,021.93	3.31	0.65

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2021 through October 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22	Invesco Rising Dividends Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Equity Funds (Invesco Equity Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Rising Dividends Fund’s (formerly, Invesco Oppenheimer Rising Dividends Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and three year periods and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board noted that the Fund’s exposure to certain issuers operating in industries that were significantly impacted by the COVID-19 pandemic, as well as stock selection in and underweight or lack of exposure to certain sectors and names, detracted from the Fund’s relative performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different

23	Invesco Rising Dividends Fund

performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fourth quintile of its expense group and discussed with management reasons for such total expenses.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

24	Invesco Rising Dividends Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$69,071,720
Qualified Dividend Income*	65.37%
Corporate Dividends Received Deduction*	62.30%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25	Invesco Rising Dividends Fund

Trustees and Officers

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Rising Dividends Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School—Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

T-2	Invesco Rising Dividends Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	186	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-3	Invesco Rising Dividends Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk[2] - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-4	Invesco Rising Dividends Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-5	Invesco Rising Dividends Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

[2]	On November 10, 2021, Russell Burk resigned from his role as Senior Vice President and Senior Officer of the Invesco Funds.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Rising Dividends Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at
invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-01424 and 002-25469	Invesco Distributors, Inc.	O-RISD-AR-1

Annual Report to Shareholders	October 31, 2021

Invesco Summit Fund

Nasdaq:

A: ASMMX ∎ C: CSMMX ∎ P: SMMIX ∎ S: SMMSX ∎ Y: ASMYX ∎ R5: SMITX ∎ R6: SMISX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

11	Financial Statements

14	Financial Highlights

15	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Fund Expenses

23	Approval of Investment Advisory and Sub-Advisory Contracts

25	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2021, Class A shares of Invesco Summit Fund (the Fund), at net asset value (NAV), underperformed the Russell 1000 Growth Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/20 to 10/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	35.85%
Class C Shares	34.86
Class P Shares	36.09
Class S Shares	36.02
Class Y Shares	36.22
Class R5 Shares	36.14
Class R6 Shares	36.24
S&P 500 Index▼ (Broad Market Index)	42.91
Russell 1000 Growth Index▼ (Style-Specific Index)	43.21
Lipper Multi-Cap Growth Funds Index∎ (Peer Group Index)	41.28

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

US equity markets posted gains in the fourth quarter of 2020, as positive news on coronavirus (COVID-19) vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with employment gains and gross domestic product (GDP) growth down from the third quarter of 2020. However, stocks were buoyed by the US Federal Reserve’s (the Fed’s) pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made”1 toward employment and inflation targets.

    US political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at year-end to 1.75%2 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

    The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that the US GDP grew at a 6.4% annualized rate for the first quarter of 2021.3 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September3, the Fed declined to raise interest rates at its September Federal Open Market Committee (FOMC) meeting. The US stock market saw continued volatility in August 2021 and a sell-off through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs. In October, investor sentiment improved as many S&P 500 Index companies met or exceeded earnings expectations and the index hit new record highs. For the fiscal year, the S&P 500 Index returned 42.91%.4

    In this market environment, the Fund produced a strong, double-digit absolute return, but underperformed its style-specific benchmark for the fiscal year. Relative underperformance was led by stock selection and an overweight in the Consumer Discretionary sector, which was impacted by the combined effects of a negative shift in investor sentiment and strong performance from companies in the benchmark that were not owned in the Fund. Stock selection in the health care sector was also a headwind to relative performance. Information technology and communication services sectors also detracted from relative performance during the fiscal year as investors rotated away from high growth assets to a more defensive posture in the face of rising inflation, a slower than expected vaccine rollout, and rising Delta variant cases. Alternatively, relative contributors for the fiscal year included stock selection in the financials, industrials, real estate and consumer staples sectors. The Fund also benefited from a relative overweight in the energy sector, which experienced tailwinds from rising oil and gas prices due to OPEC production cuts and supply constraints in Europe and Asia.

    The top individual detractors from an absolute perspective included Alibaba Group Holding, StoneCo, and Reata Pharmaceuticals.

    Alibaba came under pressure late in 2020 as the IPO of minority-owned Ant Financial was canceled and faced restructuring. Additional and more sustained headwinds so far this fiscal year have come from new proposals for anti-trust and other regulatory measures of large internet platforms, which broadly impacted Chinese internet names. There were also concerns about China’s macro-environment that weighed on Alibaba given recent headlines surrounding China’s second largest real estate company, Evergrande’s debt concerns. Alibaba is also facing a difficult comparison from the third quarter of 2020 when China officially reopened following COVID shutdowns. The e-commerce giant announced moves to ramp up investments in a number of new and existing markets, which could weaken profits in the near term, but combined with the growth of its consumables segment and rising monetization this dynamic could serve as a springboard for future growth.

    Brazilian fintech company, StoneCo was another leading detractor during the fiscal year as fourth quarter earnings came in below analyst expectations. StoneCo offers fintech solutions and digital payment options for businesses, but as Brazil struggles to reign in the raging pandemic, COVID restrictions remained in place and impaired fundamentals. Additionally, with its relatively high valuation and the rotation by investors away from high growth names and into defensive asset classes, StoneCo has come under pressure. More recently the fintech company has been challenged by problems associated with the new “receivables registry” in Brazil, inhibiting their ability to generate “risk-free” credit already backed by collateral, which has the potential to materially impact earnings negatively in 2022. Given this uncertainty, we meaningfully trimmed the position size in this name.

    Reata Pharmaceuticals faced a couple of difficult quarters during the fiscal year that were largely based on investor concerns

2	Invesco Summit Fund

about Reata’s leading drug candidate, Bardox-olone for the treatment of chronic kidney disease caused by Alport Syndrome, would potentially not receive FDA approval until 2022. Reata has already disclosed the primary concerns the FDA Advisory Committee will raise during an upcoming meeting in December and is expected to easily allay any issues the committee has.

    Top individual contributors on an absolute basis during the fiscal year included Alphabet, Microsoft and Sea.

    Strong earnings results reflecting broad-based growth in advertising spending have driven Alphabet’s solid performance during the fiscal year. Given the impact of COVID-19, the growth experienced by Alphabet also reflects the increasing shift toward digital and online communication platforms. Additionally, enhancements of its search engine capabilities through artificial intelligence and machine learnings tools are helping to improve the accuracy of search results. The company’s video streaming service, YouTube has also experienced strong gains in music and paid subscribers during the fiscal year.

    During the fiscal year, Microsoft benefited from continued strong cloud execution, growing Azure market share and margins, and sustained tailwinds in the PC market leading to strong fundamental results and performance. Despite facing tough comparisons from 2020, Microsoft’s momentum has not slowed reflecting a continuation of the digital transformation trends that began in early 2020.

    Sea remained a consistently strong performer during the fiscal year. Its e-commerce and gaming divisions have benefited from the pandemic as more people were forced to shop online or turned to online games as alternative forms of entertainment. Year-over-year revenue has surged and Sea’s profits have tripled. Garena, Sea’s gaming division has experienced strong growth among paying users and its “Free Fire” game was the highest-grossing game in Latin America, Southeast Asia and India in early 2021, and these strong trends have persisted. Sea has also recently launched a new customer management tool to help its e-commerce segment drive deeper engagement with users. Finally, Sea is in the process of launching its e-commerce platform in India, news that has been received well by the markets.

    We expect a continued recovery from the COVID-caused recession, gradual improvements in the supply chain, and the potential for additional stimulus through an infrastructure spending package. Consumer demand remains quite strong given high excess savings and low debt levels. We expect current inflation pressures will moderate over time but believe the risks are elevated as we head into a holiday season with high levels of demand yet weakened supply chains and labor shortages. Interest rates are likely to remain low by historic standards and economic growth is likely to remain muted on a full-year basis, although some quarters will benefit from easy comparisons. Longer term, we see structural forces at play that we believe should help to moderate inflation such as shared infrastructure and technology-driven productivity gains. We also expect a return to a slow growth environment, which favors companies able to generate attractive growth rates. We believe this is a ripe environment for equities in general, however, in our view, value industries lack pricing power in the face of globalization, overcapacity and increased efficiencies mostly due to technological changes. Therefore, we believe growth will continue to outperform. As ever, we believe change is the fuel for growth and our positioning will be dynamic as we seek to identify “share-takers,” companies that can gain market share through technology-enabled advantages in their business models and from disruptive shifts in enterprise and consumer behavior.

    Thank you for your commitment to the Invesco Summit Fund and for sharing our long-term investment horizon.

1	Source: US Federal Reserve

2	Source: Bloomberg LP

3	Source: Bureau of Labor Statistics, July 13, 2021

4	Source: Lipper Inc.

Portfolio manager(s):

Ido Cohen

Erik Voss - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Summit Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/11

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

*	The Fund’s oldest share class (Class P) does not have a sales charge; therefore, the second-oldest share classes with a sales charge (Class A and Class C) are also included in the chart.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Summit Fund

Average Annual Total Returns
As of 10/31/21, including maximum applicable sales charges

Class A Shares
Inception (10/31/05)	11.36%
10 Years	17.34
5 Years	22.27
1 Year	28.37

Class C Shares
Inception (10/31/05)	11.34%
10 Years	17.29
5 Years	22.72
1 Year	33.86

Class P Shares
Inception (11/1/82)	10.83%
10 Years	18.18
5 Years	23.84
1 Year	36.09

Class S Shares
Inception (9/25/09)	16.58%
10 Years	18.12
5 Years	23.79
1 Year	36.02

Class Y Shares
Inception (10/3/08)	14.95%
10 Years	18.30
5 Years	23.96
1 Year	36.22

Class R5 Shares
Inception (10/3/08)	15.03%
10 Years	18.36
5 Years	23.98
1 Year	36.14

Class R6 Shares
10 Years	18.16%
5 Years	23.99
1 Year	36.24

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class P, Class S, Class Y,

Class R5 and Class R6 shares do not have a front-end sales charge or contingent deferred sales charge (CDSC); therefore, returns shown are at net asset value.

    The performance numbers shown do not reflect the creation and sales charges and other fees assessed by the AIM Summit Investors Plans, which were dissolved effective December 8, 2006.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Summit Fund

Supplemental Information

Invesco Summit Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper Multi-Cap Growth Funds Index is an unmanaged index considered representative of multi-cap growth funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Summit Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	36.43%

Communication Services	16.91

Consumer Discretionary	16.84

Health Care	9.60

Industrials	6.02

Financials	4.10

Energy	3.56

Consumer Staples	3.16

Other Sectors, Each Less than 2% of Net Assets	3.38

Money Market Funds Plus Other Assets Less Liabilities	0.00

Top 10 Equity Holdings*

		% of total net assets

1.	Amazon.com, Inc.	6.49%

2.	Microsoft Corp.	5.42

3.	Alphabet, Inc., Class C	4.41

4.	Meta Platforms, Inc., Class A	4.33

5.	NVIDIA Corp.	3.13

6.	Apple, Inc.	2.75

7.	Sea Ltd., ADR	2.24

8.	Lowe’s Cos., Inc.	2.16

9.	ServiceNow, Inc.	2.12

10.	Mastercard, Inc., Class A	2.07

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2021.

7	Invesco Summit Fund

Schedule of Investments(a)

October 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests–100.00%
Aerospace & Defense–0.93%
Airbus SE (France)(b)	290,700	$37,269,618

Airlines–0.38%
Copa Holdings S.A., Class A (Panama)(c)	206,100	15,243,156

Apparel Retail–0.19%
MYT Netherlands Parent B.V., ADR (Germany)(b)(c)	280,929	7,416,526

Application Software–4.85%
DocuSign, Inc.(b)	97,380	27,099,880

Paylocity Holding Corp.(b)	101,340	30,922,888

RingCentral, Inc., Class A(b)	157,050	38,285,649

salesforce.com, inc.(b)	160,200	48,010,338

Trade Desk, Inc. (The), Class A(b)(c)	459,000	34,383,690

Unity Software, Inc.(b)	99,900	15,115,869

		193,818,314

Asset Management & Custody Banks–3.60%
Apollo Global Management, Inc.(c)	699,300	53,811,135

Focus Financial Partners, Inc., Class A(b)	197,370	12,406,678

KKR & Co., Inc., Class A	972,900	77,510,943

		143,728,756

Auto Parts & Equipment–0.23%
Aptiv PLC(b)	53,280	9,211,579

Automotive Retail–0.11%
Vroom, Inc.(b)(c)	226,533	4,333,576

Biotechnology–1.49%
Alnylam Pharmaceuticals, Inc.(b)	56,790	9,061,413

BeiGene Ltd., ADR (China)(b)(c)	51,660	18,479,815

C4 Therapeutics, Inc.(b)	104,040	4,621,457

Innovent Biologics, Inc. (China)(b)(d)	1,277,000	11,493,752

Kura Oncology, Inc.(b)	471,600	7,743,672

uniQure N.V. (Netherlands)(b)	268,200	8,172,054

		59,572,163

Construction Machinery & Heavy Trucks–0.41%
Oshkosh Corp.	151,560	16,216,920

Consumer Electronics–1.47%
Sony Group Corp. (Japan)	508,300	58,750,664

Copper–1.36%
Freeport-McMoRan, Inc.	1,439,100	54,282,852

Data Processing & Outsourced Services–5.92%
Adyen N.V. (Netherlands)(b)(d)	3,960	11,961,976

Mastercard, Inc., Class A	246,600	82,739,232

PayPal Holdings, Inc.(b)	284,400	66,148,596

Square, Inc., Class A(b)(c)	205,470	52,292,115

StoneCo Ltd., Class A (Brazil)(b)	685,800	23,221,188

		236,363,107

Diversified Banks–0.20%
BDO Unibank, Inc. (Philippines)	3,240,000	7,986,716

	Shares	Value

Diversified Metals & Mining–0.35%
Glencore PLC (Australia)	2,754,000	$13,806,205

Diversified Support Services–0.31%
Cintas Corp.	28,350	12,278,385

Education Services–0.05%
Coursera, Inc.(b)(c)	61,830	2,158,485

Electrical Components & Equipment–0.33%
ABB Ltd., ADR (Switzerland)(c)	399,600	13,202,784

Electronic Equipment & Instruments–1.09%
Teledyne Technologies, Inc.(b)	97,020	43,583,324

Environmental & Facilities Services–0.42%
Clean Harbors, Inc.(b)	147,960	16,651,418

Food Distributors–0.65%
Performance Food Group Co.(b)	572,400	25,889,652

Health Care Equipment–2.39%
DexCom, Inc.(b)	43,470	27,090,939

Intuitive Surgical, Inc.(b)	93,600	33,801,768

Shockwave Medical, Inc.(b)	126,000	26,926,200

Zimmer Biomet Holdings, Inc.	52,020	7,445,102

		95,264,009

Health Care Services–0.29%
LHC Group, Inc.(b)	84,780	11,410,540

Health Care Supplies–1.35%
Align Technology, Inc.(b)	39,195	24,472,182

Cooper Cos., Inc. (The)	70,740	29,492,921

		53,965,103

Home Improvement Retail–2.15%
Lowe’s Cos., Inc.	368,010	86,048,098

Hotels, Resorts & Cruise Lines–2.87%
Booking Holdings, Inc.(b)	18,891	45,730,955

Marriott Vacations Worldwide Corp.(c)	207,000	32,544,540

Travel + Leisure Co.	671,400	36,483,876

		114,759,371

Industrial Machinery–0.22%
Chart Industries, Inc.(b)(c)	49,590	8,803,217

Interactive Home Entertainment–6.20%
Activision Blizzard, Inc.	369,000	28,852,110

Electronic Arts, Inc.	350,280	49,126,770

Nintendo Co. Ltd. (Japan)	110,700	48,940,863

Sea Ltd., ADR (Taiwan)(b)(c)	260,100	89,362,557

Take-Two Interactive Software, Inc.(b)	173,430	31,390,830

		247,673,130

Interactive Media & Services–9.95%
Alphabet, Inc., Class A(b)	414	1,225,821

Alphabet, Inc., Class C(b)	59,400	176,145,354

Bumble, Inc., Class A(b)(c)	194,900	10,236,148

Kuaishou Technology (China)(b)(d)	536,400	7,172,808

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Summit Fund

	Shares	Value

Interactive Media & Services–(continued)
Meta Platforms, Inc., Class A(b)	534,240	$172,864,037

ZoomInfo Technologies, Inc., Class A(b)	441,000	29,644,020

		397,288,188

Internet & Direct Marketing Retail–10.53%
Alibaba Group Holding Ltd., ADR (China)(b)	140,391	23,156,092

Amazon.com, Inc.(b)	76,860	259,204,970

Farfetch Ltd., Class A (United Kingdom)(b)	629,100	24,667,011

HelloFresh SE (Germany)(b)	627,300	50,764,410

JD.com, Inc., ADR (China)(b)(c)	320,400	25,080,912

MercadoLibre, Inc. (Argentina)(b)	10,665	15,795,078

Overstock.com, Inc.(b)	227,880	21,701,012

		420,369,485

Internet Services & Infrastructure–2.26%
Cloudflare, Inc., Class A(b)(c)	119,700	23,307,984

MongoDB, Inc.(b)	74,700	38,940,363

Shopify, Inc., Class A (Canada)(b)	19,170	28,117,214

		90,365,561

Leisure Facilities–0.51%
Life Time Group Holdings, Inc.(b)(c)	1,174,765	20,370,425

Life Sciences Tools & Services–2.32%
10X Genomics, Inc., Class A(b)(c)	7,155	1,153,887

Avantor, Inc.(b)	1,265,400	51,096,852

Charles River Laboratories International, Inc.(b)	90,450	40,583,106

		92,833,845

Managed Health Care–0.70%
UnitedHealth Group, Inc.	60,570	27,890,668

Movies & Entertainment–0.76%
IMAX Corp.(b)(c)	387,900	7,311,915

Netflix, Inc.(b)	33,660	23,235,835

		30,547,750

Oil & Gas Equipment & Services–0.89%
Halliburton Co.	333,000	8,321,670

Schlumberger N.V.	846,900	27,320,994

		35,642,664

Oil & Gas Exploration & Production–2.63%
APA Corp.	2,340,000	61,331,400

Denbury, Inc.(b)(c)	517,500	43,811,550

		105,142,950

Oil & Gas Refining & Marketing–0.03%
Renewable Energy Group, Inc.(b)(c)	20,250	1,296,000

Packaged Foods & Meats–1.24%
Nomad Foods Ltd. (United Kingdom)(b)(c)	113,850	3,100,135

Oatly Group AB, ADR(b)(c)	1,775,820	22,890,320

Tyson Foods, Inc., Class A	292,500	23,391,225

		49,381,680

Pharmaceuticals–1.06%
Atea Pharmaceuticals, Inc.(b)(c)	53,550	623,322

Reata Pharmaceuticals, Inc., Class A(b)(c)	436,050	41,865,161

		42,488,483

	Shares	Value

Regional Banks–0.30%
SVB Financial Group(b)	16,560	$11,880,144

Semiconductor Equipment–2.21%
Applied Materials, Inc.	373,500	51,038,775

ASML Holding N.V., New York Shares (Netherlands)	45,540	37,018,555

		88,057,330

Semiconductors–5.29%
NVIDIA Corp.	489,420	125,130,012

QUALCOMM, Inc.	334,980	44,565,739

Semtech Corp.(b)	490,500	41,707,215

		211,402,966

Specialized REITs–1.41%
EPR Properties	1,120,500	56,260,305

Specialty Chemicals–0.27%
Danimer Scientific, Inc.(b)(c)	729,000	10,760,040

Systems Software–12.06%
Darktrace PLC (United Kingdom)(b)	1,529,000	16,840,854

Gitlab, Inc., Class A(b)	107,067	12,012,917

KnowBe4, Inc., Class A(b)(c)	1,671,300	39,074,994

Microsoft Corp.	652,680	216,441,742

Palo Alto Networks, Inc.(b)	146,520	74,591,867

ServiceNow, Inc.(b)	121,140	84,526,646

Zscaler, Inc.(b)	119,250	38,024,055

		481,513,075

Technology Hardware, Storage & Peripherals–2.75%
Apple, Inc.	731,880	109,635,624

Trading Companies & Distributors–1.25%
Fastenal Co.	279,000	15,925,320

United Rentals, Inc.(b)	90,000	34,119,900

		50,045,220

Trucking–1.77%
Lyft, Inc., Class A(b)(c)	494,100	22,664,367

Ryder System, Inc.	254,700	21,636,765

TuSimple Holdings, Inc., Class A(b)(c)	307,800	12,041,136

Uber Technologies, Inc.(b)	324,900	14,237,118

		70,579,386

Total Common Stocks & Other Equity Interests (Cost $1,982,830,410)		3,993,439,457

Money Market Funds–0.02%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)(f)	245,551	245,551

Invesco Treasury Portfolio, Institutional Class, 0.01%(e)(f)	504,700	504,700

Total Money Market Funds (Cost $750,251)		750,251

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.02% (Cost $1,983,580,661)		3,994,189,708

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–6.00%
Invesco Private Government Fund, 0.02%(e)(f)(g)	71,898,426	71,898,426

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Summit Fund

	Shares	Value

Money Market Funds–(continued)
Invesco Private Prime Fund, 0.11%(e)(f)(g)	167,695,915	$167,762,995

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $239,661,419)		239,661,421

TOTAL INVESTMENTS IN SECURITIES–106.02% (Cost $2,223,242,080)		4,233,851,129

OTHER ASSETS LESS LIABILITIES–(6.02)%		(240,383,362)

NET ASSETS–100.00%		$3,993,467,767

Investment Abbreviations:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2021.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $30,628,536, which represented less than 1% of the Fund’s Net Assets.

(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,125,293	$159,760,669	$(161,640,411)	$ -	$ -	$245,551	$467
Invesco Liquid Assets Portfolio, Institutional Class	1,514,993	111,467,121	(112,981,798)	151	(467)	-	266
Invesco Treasury Portfolio, Institutional Class	2,428,906	182,583,622	(184,507,828)	-	-	504,700	215
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	8,102,257	545,445,006	(481,648,837)	-	-	71,898,426	6,335*
Invesco Private Prime Fund	12,153,385	914,774,602	(759,167,733)	2	2,739	167,762,995	82,386*
Total	$26,324,834	$1,914,031,020	$(1,699,946,607)	$153	$2,272	$240,411,672	$89,669

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Summit Fund

Statement of Assets and Liabilities

October 31, 2021

Assets:

Investments in unaffiliated securities, at value (Cost $1,982,830,410)*	$3,993,439,457

Investments in affiliated money market funds, at value (Cost $240,411,670)	240,411,672

Foreign currencies, at value (Cost $30,901)	31,150

Receivable for:
Investments sold	51,178,526

Fund shares sold	649,662

Dividends	1,692,855

Investment for trustee deferred compensation and retirement plans	403,460

Other assets	108,998

Total assets	4,287,915,780

Liabilities:

Payable for:
Investments purchased	50,378,175

Fund shares reacquired	1,844,281

Amount due custodian	938,169

Collateral upon return of securities loaned	239,661,419

Accrued fees to affiliates	1,059,366

Accrued other operating expenses	119,829

Trustee deferred compensation and retirement plans	446,774

Total liabilities	294,448,013

Net assets applicable to shares outstanding	$3,993,467,767

Net assets consist of:

Shares of beneficial interest	$1,357,784,384

Distributable earnings	2,635,683,383

$3,993,467,767

Net Assets:
Class A	$476,470,367

Class C	$31,197,754

Class P	$3,369,236,619

Class S	$5,626,417

Class Y	$85,356,409

Class R5	$1,848,134

Class R6	$23,732,067

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	14,263,531

Class C	1,093,458

Class P	98,494,502

Class S	166,411

Class Y	2,495,999

Class R5	53,766

Class R6	688,814

Class A:
Net asset value per share	$33.40

Maximum offering price per share (Net asset value of $33.40 ÷ 94.50%)	$35.34

Class C:
Net asset value and offering price per share	$28.53

Class P:
Net asset value and offering price per share	$34.21

Class S:
Net asset value and offering price per share	$33.81

Class Y:
Net asset value and offering price per share	$34.20

Class R5:
Net asset value and offering price per share	$34.37

Class R6:
Net asset value and offering price per share	$34.45

*	At October 31, 2021, securities with an aggregate value of $230,902,166 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Summit Fund

Statement of Operations

For the year ended October 31, 2021

Investment income:

Dividends (net of foreign withholding taxes of $307,928)	$16,265,010

Dividends from affiliated money market funds (includes securities lending income of $999,007)	999,955

Total investment income	17,264,965

Expenses:

Advisory fees	23,579,501

Administrative services fees	537,951

Distribution fees:
Class A	1,015,482

Class C	290,677

Class P	3,198,590

Class S	8,174

Transfer agent fees – A, C, P, S and Y	2,475,393

Transfer agent fees – R5	1,556

Transfer agent fees – R6	5,420

Trustees’ and officers’ fees and benefits	75,163

Registration and filing fees	141,764

Reports to shareholders	573,295

Professional services fees	66,809

Other	(13,333)

Total expenses	31,956,442

Less: Fees waived and/or expense offset arrangement(s)	(6,895)

Net expenses	31,949,547

Net investment income (loss)	(14,684,582)

Realized and unrealized gain (loss) from:

Net realized gain from:
Unaffiliated investment securities	682,748,081

Affiliated investment securities	2,272

Foreign currencies	9,608

682,759,961

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	419,951,538

Affiliated investment securities	153

Foreign currencies	(13,122)

419,938,569

Net realized and unrealized gain	1,102,698,530

Net increase in net assets resulting from operations	$1,088,013,948

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Summit Fund

Statement of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	2021	2020

Operations:
Net investment income (loss)	$(14,684,582)	$(4,668,587)

Net realized gain	682,759,961	219,177,591

Change in net unrealized appreciation	419,938,569	532,265,804

Net increase in net assets resulting from operations	1,088,013,948	746,774,808

Distributions to shareholders from distributable earnings:
Class A	(21,485,204)	(14,994,428)

Class C	(2,085,345)	(1,516,859)

Class P	(188,404,827)	(184,239,073)

Class S	(318,745)	(302,981)

Class Y	(4,370,535)	(1,186,928)

Class R5	(69,406)	(20,136)

Class R6	(1,159,595)	(1,054,022)

Total distributions from distributable earnings	(217,893,657)	(203,314,427)

Share transactions–net:
Class A	86,123,809	84,342,766

Class C	525,710	5,301,251

Class P	(59,048,995)	(13,556,735)

Class S	(76,652)	(74,683)

Class Y	23,494,634	28,074,701

Class R5	504,909	772,733

Class R6	2,413,489	976,932

Net increase in net assets resulting from share transactions	53,936,904	105,836,965

Net increase in net assets	924,057,195	649,297,346

Net assets:
Beginning of year	3,069,410,572	2,420,113,226

End of year	$3,993,467,767	$3,069,410,572

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Summit Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/21	$26.25	$(0.16)	$9.21	$9.05	$ –	$(1.90)	$(1.90)	$33.40	35.85%	$ 476,470	0.99%		0.99%		(0.53)%	47%
Year ended 10/31/20	21.77	(0.07)	6.42	6.35	–	(1.87)	(1.87)	26.25	31.23	299,616	0.99		0.99		(0.30)	38
Year ended 10/31/19	20.75	(0.04)	3.17	3.13	–	(2.11)	(2.11)	21.77	17.36	169,883	1.01		1.01		(0.18)	29
Year ended 10/31/18	20.14	(0.05)	1.41	1.36	–	(0.75)	(0.75)	20.75	6.95	114,570	1.02		1.02		(0.24)	35
Year ended 10/31/17	16.56	(0.02)	4.60	4.58	–	(1.00)	(1.00)	20.14	29.20	77,519	1.04		1.04		(0.13)	31
Class C
Year ended 10/31/21	22.82	(0.34)	7.95	7.61	–	(1.90)	(1.90)	28.53	34.86	31,198	1.74		1.74		(1.28)	47
Year ended 10/31/20	19.29	(0.22)	5.62	5.40	–	(1.87)	(1.87)	22.82	30.25	24,427	1.74		1.74		(1.05)	38
Year ended 10/31/19	18.77	(0.17)	2.80	2.63	–	(2.11)	(2.11)	19.29	16.43	15,470	1.76		1.76		(0.93)	29
Year ended 10/31/18	18.41	(0.19)	1.30	1.11	–	(0.75)	(0.75)	18.77	6.22	16,792	1.77		1.77		(0.99)	35
Year ended 10/31/17	15.34	(0.15)	4.22	4.07	–	(1.00)	(1.00)	18.41	28.15	9,325	1.79		1.79		(0.88)	31
Class P
Year ended 10/31/21	26.80	(0.12)	9.43	9.31	–	(1.90)	(1.90)	34.21	36.09	3,369,237	0.84		0.84		(0.38)	47
Year ended 10/31/20	22.16	(0.04)	6.55	6.51	–	(1.87)	(1.87)	26.80	31.42	2,675,601	0.84		0.84		(0.15)	38
Year ended 10/31/19	21.05	(0.01)	3.23	3.22	–	(2.11)	(2.11)	22.16	17.55	2,204,984	0.86		0.86		(0.03)	29
Year ended 10/31/18	20.39	(0.02)	1.43	1.41	(0.00)	(0.75)	(0.75)	21.05	7.13	2,024,211	0.87		0.87		(0.09)	35
Year ended 10/31/17	16.75	0.00	4.65	4.65	(0.01)	(1.00)	(1.01)	20.39	29.32	2,044,421	0.89		0.89		0.02	31
Class S
Year ended 10/31/21	26.52	(0.13)	9.32	9.19	–	(1.90)	(1.90)	33.81	36.02	5,626	0.89		0.89		(0.43)	47
Year ended 10/31/20	21.95	(0.05)	6.49	6.44	–	(1.87)	(1.87)	26.52	31.40	4,435	0.89		0.89		(0.20)	38
Year ended 10/31/19	20.89	(0.02)	3.19	3.17	–	(2.11)	(2.11)	21.95	17.44	3,711	0.91		0.91		(0.08)	29
Year ended 10/31/18	20.24	(0.03)	1.43	1.40	–	(0.75)	(0.75)	20.89	7.12	3,405	0.92		0.92		(0.14)	35
Year ended 10/31/17	16.63	(0.01)	4.62	4.61	(0.00)	(1.00)	(1.00)	20.24	29.29	3,521	0.94		0.94		(0.03)	31
Class Y
Year ended 10/31/21	26.77	(0.09)	9.42	9.33	–	(1.90)	(1.90)	34.20	36.22	85,356	0.74		0.74		(0.28)	47
Year ended 10/31/20	22.12	(0.01)	6.53	6.52	–	(1.87)	(1.87)	26.77	31.53	47,894	0.74		0.74		(0.05)	38
Year ended 10/31/19	21.00	0.02	3.21	3.23	–	(2.11)	(2.11)	22.12	17.65	13,414	0.76		0.76		0.07	29
Year ended 10/31/18	20.34	0.00	1.43	1.43	(0.02)	(0.75)	(0.77)	21.00	7.25	14,818	0.77		0.77		0.01	35
Year ended 10/31/17	16.71	0.02	4.64	4.66	(0.03)	(1.00)	(1.03)	20.34	29.46	13,881	0.79		0.79		0.12	31
Class R5
Year ended 10/31/21	26.91	(0.10)	9.46	9.36	–	(1.90)	(1.90)	34.37	36.14	1,848	0.77		0.77		(0.31)	47
Year ended 10/31/20	22.22	(0.02)	6.58	6.56	–	(1.87)	(1.87)	26.91	31.57	1,002	0.76		0.76		(0.07)	38
Year ended 10/31/19	21.09	0.01	3.23	3.24	–	(2.11)	(2.11)	22.22	17.63	96	0.77		0.77		0.06	29
Year ended 10/31/18	20.42	0.01	1.43	1.44	(0.02)	(0.75)	(0.77)	21.09	7.30	73	0.72		0.72		0.06	35
Year ended 10/31/17	16.77	0.03	4.66	4.69	(0.04)	(1.00)	(1.04)	20.42	29.56	20	0.76		0.76		0.15	31
Class R6
Year ended 10/31/21	26.95	(0.07)	9.47	9.40	–	(1.90)	(1.90)	34.45	36.24	23,732	0.70		0.70		(0.24)	47
Year ended 10/31/20	22.24	(0.00)	6.58	6.58	–	(1.87)	(1.87)	26.95	31.64	16,436	0.70		0.70		(0.01)	38
Year ended 10/31/19	21.09	0.03	3.23	3.26	–	(2.11)	(2.11)	22.24	17.73	12,556	0.71		0.71		0.12	29
Year ended 10/31/18	20.42	0.01	1.43	1.44	(0.02)	(0.75)	(0.77)	21.09	7.29	11,057	0.72		0.72		0.06	35
Year ended 10/31/17(d)	17.61	0.01	2.80	2.81	–	–	–	20.42	15.96	12	0.77	(e)	0.77	(e)	0.14 (e)	31

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. (d) Commencement date of April 04, 2017.
(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Summit Fund

Notes to Financial Statements

October 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Summit Fund (the “Fund”) is a series portfolio of AIM Equity Funds (Invesco Equity Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. The Fund is classified as non-diversified. The Fund’s classification changed from diversified to non-diversified during the period. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class P, Class S, Class Y, Class R5 and Class R6. Class P shares are not sold to members of the general public. Only shareholders who had accounts in the AIM Summit Investors Plans I and AIM Summit Investors Plans II at the close of business on December 8, 2006, may continue to purchase Class P shares as described in the Fund’s prospectus. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class P, Class S, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from

15	Invesco Summit Fund

settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2021, there were no securities lending transactions with the Adviser.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar

16	Invesco Summit Fund

amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

M.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 10 million	1.000%

Next $140 million	0.750%

Over $150 million	0.625%

For the year ended October 31, 2021, the effective advisory fee rate incurred by the Fund was 0.63%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class P, Class S, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 1.85%, 1.90%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2021, the Adviser waived advisory fees of $2,500.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

17	Invesco Summit Fund

The Fund has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class P, Class S, Class Y, Class R5 and Class R6 shares. The Fund has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C shares, Class P shares and Class S shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 0.10% of the average daily net assets of Class P shares and 0.15% of the average daily net assets of Class S shares. The Fund pursuant to the Class C Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of Class A and Class C shares, 0.10% of the average daily net assets of Class P shares and 0.15% of the average daily net assets of Class S shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2021, IDI advised the Fund that IDI retained $243,996 in front-end sales commissions from the sale of Class A shares and $2,683 and $1,338 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended October 31, 2021, the Fund incurred $65,431 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$3,728,451,591	$264,987,866	$–	$3,993,439,457

Money Market Funds	750,251	239,661,421	–	240,411,672

Total Investments	$3,729,201,842	$504,649,287	$–	$4,233,851,129

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,395.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

18	Invesco Summit Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020 :

	2021	2020

Ordinary income*	$33,200,087	$–

Long-term capital gain	184,693,570	203,314,427

Total distributions	$217,893,657	$203,314,427

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$33,580,367

Undistributed long-term capital gain	601,357,100

Net unrealized appreciation – investments	2,001,064,002

Net unrealized appreciation (depreciation) – foreign currencies	(8,988)

Temporary book/tax differences	(309,098)

Shares of beneficial interest	1,357,784,384

Total net assets	$3,993,467,767

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2021.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2021 was $1,724,704,212 and $1,898,600,034, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$2,083,028,402

Aggregate unrealized (depreciation) of investments	(81,964,400)

Net unrealized appreciation of investments	$2,001,064,002

Cost of investments for tax purposes is $2,232,787,127.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses and equalization payment, on October 31, 2021, undistributed net investment income (loss) was increased by $14,678,872, undistributed net realized gain was decreased by $50,668,871 and shares of beneficial interest was increased by $35,989,999. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2021		October 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	4,717,122	$144,763,524	5,448,472	$127,230,261

Class C	331,484	8,717,421	541,886	10,937,631

Class P	848,407	26,475,123	1,114,297	25,529,263

Class S	7,275	225,971	3,107	74,702

Class Y	4,206,882	135,569,317	1,812,498	41,601,017

Class R5	23,018	714,053	34,057	806,449

Class R6	176,408	5,572,144	146,558	3,433,901

19	Invesco Summit Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2021		October 31, 2020
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	729,758	$20,527,681	676,587	$14,282,743

Class C	79,694	1,927,797	75,056	1,386,283

Class P	6,401,306	184,165,559	8,379,716	180,331,486

Class S	10,972	312,050	13,931	296,735

Class Y	146,242	4,203,003	45,921	986,374

Class R5	2,336	67,515	847	18,283

Class R6	39,106	1,131,717	47,475	1,025,940

Automatic conversion of Class C shares to Class A shares:
Class A	163,457	4,930,408	31,617	735,370

Class C	(190,458)	(4,930,408)	(36,182)	(735,370)

Reacquired:
Class A	(2,760,766)	(84,097,804)	(2,547,255)	(57,905,608)

Class C	(197,490)	(5,189,100)	(312,517)	(6,287,293)

Class P	(8,580,070)	(269,689,677)	(9,184,148)	(219,417,484)

Class S	(19,097)	(614,673)	(18,811)	(446,120)

Class Y	(3,645,895)	(116,277,686)	(676,154)	(14,512,690)

Class R5	(8,821)	(276,659)	(1,977)	(51,999)

Class R6	(136,618)	(4,290,372)	(148,742)	(3,482,909)

Net increase in share activity	2,344,252	$53,936,904	5,446,239	$105,836,965

20	Invesco Summit Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds (Invesco Equity Funds) and Shareholders of Invesco Summit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Summit Fund (one of the funds constituting AIM Equity Funds (Invesco Equity Funds), referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21	Invesco Summit Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,062.00	$5.15	$1,020.21	$5.04	0.99%
Class C	1,000.00	1,058.20	9.03	1,016.43	8.84	1.74
Class P	1,000.00	1,063.10	4.37	1,020.97	4.28	0.84
Class S	1,000.00	1,062.90	4.63	1,020.72	4.53	0.89
Class Y	1,000.00	1,063.80	3.85	1,021.48	3.77	0.74
Class R5	1,000.00	1,063.40	4.00	1,021.32	3.92	0.77
Class R6	1,000.00	1,063.60	3.64	1,021.68	3.57	0.70

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2021 through October 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22	Invesco Summit Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Equity Funds (Invesco Equity Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Summit Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Growth Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and reasonably comparable to the performance of the Index for the three and five year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe and specifically that the Fund, unlike many of its peers and the Index, excludes tobacco, alcohol and gambling-related stocks. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

23	Invesco Summit Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board requested and received additional information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

24	Invesco Summit Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$220,683,570
Qualified Dividend Income*	52.84%
Corporate Dividends Received Deduction*	44.37%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$33,200,087

25	Invesco Summit Fund

Trustees and Officers

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Summit Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

T-2	Invesco Summit Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	186	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-3	Invesco Summit Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk[2] - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-4	Invesco Summit Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-5	Invesco Summit Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

[2]	On November 10, 2021, Russell Burk resigned from his role as Senior Vice President and Senior Officer of the Invesco Funds.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Summit Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-01424 and 002-25469	Invesco Distributors, Inc.	SUM-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., Robert C. Troccoli and James Vaughn. Cynthia Hostetler, Anthony J. LaCava, Jr., Robert C. Troccoli and James Vaughn are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PricewaterhouseCoopers LLC (“PwC”) billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2021	Fees Billed for Services Rendered to the Registrant for fiscal year end 2020

Audit Fees	$ 184,825	$ 210,433
Audit-Related Fees	$ 0	$ 0
Tax Fees(1)	$ 153,882	$ 67,989
All Other Fees	$ 0	$ 0
Total Fees	$ 338,707	$ 278,422
(1)

Tax Fees for the fiscal years ended October 31, 2021 and October 31, 2020 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2020 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$ 760,000	$ 701,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0
Total Fees	$ 760,000	$ 701,000

(1)	Audit-Related Fees for the fiscal years ended 2021 and 2020 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and

Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

●	Management functions;

●	Human resources;

●	Broker-dealer, investment adviser, or investment banking services;

●	Legal services;

●	Expert services unrelated to the audit;

●	Any service or product provided for a contingent fee or a commission;

●	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

●	Tax services for persons in financial reporting oversight roles at the Fund; and

●	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

●	Financial information systems design and implementation;

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

●	Actuarial services; and

●	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $5,910,000 for the fiscal year ended October 31, 2021 and $6,227,000 for the fiscal year ended October 31, 2020. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $6,823,882 for the fiscal year ended October 31, 2021 and $6,995,989 for the fiscal year ended October 31, 2020.

PwC provided audit services to the Investment Company complex of approximately $30 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of December 20, 2021, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 20, 2021, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:      AIM Equity Funds (Invesco Equity Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 6, 2022

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 6, 2022

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	January 6, 2022